UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-23365

NB Crossroads Private Markets Fund VI LP

(Exact name of registrant as specified in charter)

325 North Saint Paul Street

49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

David Morse, Vice President

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

(Name and address of agent for service)

Registrant’s telephone number, including area code:          (212) 476-8800

Date of fiscal year end:     March 31

Date of reporting period:      March 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

NB Crossroads Private Markets Fund VI LP
Annual Report
For the year ended March 31, 2025

NB Crossroads Private Markets Fund VI LP
(Unaudited)

Private Equity Market Update
In 2024 and through the first quarter of 2025, the U.S. economy demonstrated resilience, navigating macroeconomic challenges while maintaining stable growth. Real GDP growth was reported at 2.8% in 2024, slightly lower than 2.9% in 2023.1 However, the labor market showed signs of softness as the unemployment rate drifted upward to 4.0% in 2024 from 3.6% in 2023 and inflation moderated with the U.S. CPI falling to 2.9% in December 2024 from 3.4% in December 2023.2 In response, the Federal Reserve implemented three rate cuts in 2024: a 50 basis point reduction in September and two 25 basis point reductions in November and December, a stark contrast to 2022 and 2023 when it aggressively raised rates by over five hundred basis points. By the end of the year, the federal funds rate settled at a target range of 4.25% to 4.50%.3 These measures aimed to balance controlling inflation with economic stability, highlighting the complexities of managing growth amidst shifting macroeconomic conditions.
The U.S. private equity market demonstrated meaningful recovery across key metrics as macroeconomic conditions began to stabilize during 2024. Investment activity rebounded, with total deal count increasing by 13% and total deal volume increasing by 19% compared to 2023, driven by a reduction in buyer-seller valuation disparities, improved credit availability, and easing inflation pressures. Exit activity also showed significant growth, with total exit value increasing by 49% and exit count increasing by 17% year-over-year, supported by corporate acquisitions and a modest improvement in IPO activity.4 However, fundraising remained constrained, with U.S. buyout funds raising $234 billion in 2024, down from $342 billion in 2023, reflecting limited partners’ (“LP”) continued cautious approach amidst liquidity challenges and elevated private equity exposures. Larger, more established managers continued to dominate the fundraising landscape, with elongated fundraising timelines for smaller managers underscoring the selective nature of LP commitments.5
Looking ahead, we expect U.S. private equity to navigate a landscape shaped by ongoing macroeconomic uncertainty, predominately surrounding tariffs, and evolving investment strategies. Sponsors are likely to continue focusing on the monetization of high-quality assets through corporate acquisitions and continuation funds, while selective exits and disciplined underwriting are expected to define investment activity. Moderated inflation and improved financing conditions may provide tailwinds for dealmaking, particularly in high-growth sectors such as technology and healthcare. However, geopolitical tensions, regulatory scrutiny, and concerns surrounding tariffs and corporate tax changes may weigh on broader market sentiment, requiring sponsors and LPs to adapt their strategies carefully. Despite these challenges, we believe there are investment opportunities as a liquidity provider in an illiquid environment.
Private Equity Investment Activity
In 2024, $516 billion was invested in the U.S. private equity market, reflecting a notable recovery from the declines observed since the peak in 2021. Investment activity had previously fallen from $770 billion in 2021 to $626 billion in 2022 and to $404 billion in 2023.6 The 2024 figure surpasses the “normalized” levels of capital deployment historically (closer to ~$400 billion annually). Deal activity rebounded in 2024, driven by improved credit availability, moderated inflation pressures, and macroeconomic optimism. Larger transactions regained momentum, with deals exceeding $1 billion accounting for 37% of total deal value, up from 34% in 2023. Middle-market activity also remained robust, with deals below $1 billion comprising 63% of deal value. Syndicated loan issuance nearly doubled year-over-year, reflecting greater lender confidence and a more favorable financing environment. Growth equity continued to play a significant role, making up 21% of deal count in 2024, while add-on acquisitions represented 74% of all buyouts, underscoring ongoing consolidation strategies by general partners (“GP”).4
Public-to-private transactions faced headwinds in 2024, with total deal values declining to $147 billion from $154 billion in 2023, reflecting caution among GPs as rising public market valuations and election-related uncertainties weighed on activity, particularly in Q4.4 Despite this, take-private deals continued to make headlines. Corporate carveouts emerged as a dominant theme in 2024, fueled by corporations seeking to streamline operations and private equity firms capitalizing on attractive valuations. Carveouts accounted for 11% of leveraged buyouts in 2024 — the highest share since 2016 — underscoring their growing prominence.

NB Crossroads Private Markets Fund VI LP
(Unaudited)

These deals reflect sponsors’ strategic pivot toward unlocking value in non-core divisions, leveraging operational synergies, and creating liquidity for investors, particularly in a more accommodative financial environment marked by declining interest rates.4

1
Bureau of Economic Analysis, as of April 2, 2025.

2
Bureau of Labor Statistics, as of April 2, 2025.

3
The Federal Reserve, as of April 2, 2025.

4
PitchBook 2024 Annual US PE Breakdown.

5
Preqin, as of April 2, 2024.

6
PitchBook, as of April 2, 2024.

TOTAL US PRIVATE EQUITY VOLUME 2007 – 2024
$1,200
$1,000
$800
$600
$400
$200
$0
12,000
10,000
8,000
6,000
4,000
2,000
0
$696
4,151
3,276
$272
2,330
$108
3,348
$186
3,698
$216
4,255
$244
4,119
$296
5,116
$365
5,507
$363
5,585
$421
6,151
$396
6,962
$406
7,114
$418
7,517
$404
11,454
$770
10,250
$626
8,703
$404
9,043
$516
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Buyout / LBO Volume
Other Volume
Deal Count

Source: PitchBook as of 2024 Q4. Other volume includes Growth/Expansion Equity, Private Investment in Public Equity and Investor Buyout by Management
Private Equity Outlook for 2025
While there is uncertainty in the global economic outlook, stemming from policy changes, trade tensions, and financial volatility, we still believe the current environment offers significant opportunity for investors who have capital to deploy in this capital-constrained market. We have seen attractive investment opportunities up and down the capital structure and at various points in the ownership cycle. In 2024, we observed notable growth in preferred equity, mid-life co-investments, and GP-led secondary transactions — trends we expect to persist in 2025. These dynamics are being driven by a lack of distributions and liquidity, which we believe will persist.
Looking ahead, we anticipate that buyers will continue to favor high-quality assets with clear growth potential, particularly amid ongoing macroeconomic uncertainty and tariff-related concerns. While tariffs remain a point of caution, private equity portfolios tend to have lower direct exposure to tariff-sensitive sectors compared to the broader economy, potentially mitigating tariff-related disruptions. Furthermore, private equity managers

NB Crossroads Private Markets Fund VI LP
(Unaudited)

are well-equipped to navigate periods of market dislocation, and we see that disruptions often create compelling openings for experienced capital providers who are adept at addressing liquidity needs through solutions such as midlife co-investments, GP-led secondaries, and custom capital structures.
Fund Overview
NB Crossroads Private Markets Fund VI LP (the “Fund”) invests all or substantially all of its assets in NB Crossroads Private Markets Fund VI Holdings LP (the “Master Fund” and together with the Fund, “PMF VI”). The Master Fund has the same investment objective, investment policies and restrictions as its feeder funds. This form of investment structure is commonly known as a “master/feeder” structure. PMF VI aims to provide investors attractive risk-adjusted returns. PMF VI seeks to achieve its objective by investing in a diversified global portfolio of high-quality third-party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds, pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms. The Master Fund is fully committed to a diversified set of Portfolio Funds and portfolio companies and allocated across investment strategy, asset class, industry, sponsor and geography. As of March 31, 2025, the Master Fund was invested across 72 investments, including 40 co-investments, 27 primary Portfolio Fund investments and 5 secondary Portfolio Fund investments.
The Fund generated a 5.84% total return on a net asset value (“NAV”) basis for the fiscal year ended March 31, 2025. PMF VI generated positive performance results across its three key transaction types: primary, secondary and co-investments. Among the positive drivers, PMF VI benefitted from a primary investment in a North American technology buyout fund, a co-investment in a North American specialty insurance company, and from a co-investment in a European insurance business.
On the other hand, among the detractors from performance, PMF VI saw negative performance from a secondary investment in a European publishing business and from a co-investment in a North American consumer business. At this point in PMF VI’s term, we remain focused on continued value creation in the portfolio and generating distributions for investors.
The portfolio composition, industries and holdings of the Fund are subject to change without notice. The opinions are as of the date of this report and are subject to change without notice.
Fund Performance — Average Annual Total Return Ended 3/31/2025
	1 Year	5 Years	Since Inception
NB Crossroads Private Markets Fund VI LP(1)	5.84%	3.26%	3.18%
MSCI World Index (Net)(2)	7.04%	16.13%	9.80%

The performance data quoted represent past performance and does not predict future performance. Current performance may be lower or higher than the performance data quoted.
The results shown in the table reflect the reinvestment of distributions, if any. The results do not reflect the effect of taxes a Fund investor (“Investor”) would pay on Fund distributions or on the sale of the Fund’s limited liability company interests (the “Interests”).
Unlike open-ended funds, the Fund’s Interests are not continually offered. The Fund offered its Interests only to persons or entities that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act.

NB Crossroads Private Markets Fund VI LP
(Unaudited)

(1)
The Fund commenced operations on February 14, 2020.

(2)
The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The Developed Markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The MSCI World Index (Net) calculates reinvested dividends net of withholding taxes. The index is unmanaged and does not include fees. Investors may not invest in the index directly.

Growth of a $50,000 Investment
This graph shows the change in value of a hypothetical $50,000 investment in the Fund over the past 10 fiscal years. The results shown in the graph reflect the reinvestment of Fund distributions, in any. The results do not reflect the effect of taxes and Investor would pay on Fund distributions. The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The required minimum initial capital commitment by an Investor in the Fund was $50,000. Consistent with Securities and Exchange Commission reporting requirement, the line graph above assumes that an Investor’s $50,000 capital commitment was fully called and invested at the commencement of the Fund’s operations; however, as disclosed to potential investors, their initial capital commitments to the Fund would not be full called and immediately invested. Rather, Investors’ capital commitments are called and drawn down by the Fund as investment opportunities are identified by the Fund’s Investment Adviser over the term of the Fund. As such, the investment growth shown in the line graph above may not reflect the actual performance experience of an Investor invested in the Fund over this time period.
Impact of the Fund’s Distribution Policy
The Fund does not have a policy or practice of maintaining a specified level of distributions to Investors. The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its annual net taxable income to its Investors. From time to time, the Fund may also pay special interim distributions at the discretion of the Board of Directors. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s net asset value. Over time, a portion of an Investor’s distribution will be a return of its capital given the Fund has a limited term and will seek to return its available assets to investors. The tax characteristics of an Investor’s distributions will be reflected on its annual Form 1099-DIV.

NB Crossroads Private Markets Fund VI LP
For the year ended March 31, 2025

NB Crossroads Private Markets Fund VI LP
Statement of Assets, Liabilities and Partners’ Capital — Net Assets
As of March 31, 2025

Assets
Investment in the Master Fund, at fair value	$326,544,241
Investment in Money Market Fund	5,637,952
Interest receivable	20,086
Due from Partners	6
Total Assets	$332,202,285
Liabilities
Distribution and servicing fees payable	$585,117
Professional fees payable	17,377
Administration service fees payable	11,533
Due to Affiliate	4,875
Due to Partners	253
Other payables	3,873
Total Liabilities	$623,028
Commitments and contingencies (See Note 4)
Partners’ Capital – Net Assets	$331,579,257
Partners’ Capital – Net Assets consists of:
Partners’ capital paid-in	$251,248,583
Partners’ distributable earnings (loss)	80,330,674
Partners’ Capital – Net Assets	$331,579,257
Units of Partnership Interests outstanding (unlimited units authorized)	285,413.86
Net Asset Value Per Unit	$1,161.75
The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund VI
Holdings LP are an integral part of these financial statements.

NB Crossroads Private Markets Fund VI LP
Statement of Operations
For the year ended March 31, 2025

Net Investment Loss Allocated from the Master Fund:
Interest income	$200,612
Expenses	(4,526,656)
Total Net Investment Loss Allocated from the Master Fund	(4,326,044)
Fund Income:
Interest income	417,917
Total Fund Income	417,917
Fund Expenses:
Distribution and servicing fees	2,340,467
Administration service fees	41,533
Professional fees	34,103
Other expenses	27,443
Total Fund Expenses	2,443,546
Net Investment Loss	(6,351,673)
Net Realized and Change in Unrealized Gain on Investment in the Master Fund (Note 2)
Net realized gain on investment in the Master Fund	5,558,610
Net change in unrealized appreciation on investment in the Master Fund	20,393,196
Incentive carried interest	(1,330,182)
Net Realized and Change in Unrealized Gain on Investment in the Master Fund	24,621,624
Net Increase in Partners’ Capital – Net Assets Resulting from Operations	$18,269,951
The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund VI
Holdings LP are an integral part of these financial statements.

NB Crossroads Private Markets Fund VI LP
Statement of Changes in Partners’ Capital — Net Assets

For the year ended March 31, 2024
Partners’ Capital
Partners’ committed capital	$312,061,486
Partners’ capital at April 1, 2023	$269,009,046
Capital contributions	18,720,689
Capital distributions	(1,732,341)
Net investment loss	(5,321,403)
Net realized loss on investment in the Master Fund	(2,087,299)
Net change in unrealized appreciation on investment in the Master Fund	26,947,145
Partners’ capital at March 31, 2024	$305,535,837
For the year ended March 31, 2025
Partners’ Capital
Partners’ committed capital	$312,061,486
Partners’ capital at April 1, 2024	$305,535,837
Capital contributions	9,352,095
Capital distributions	(1,578,626)
Net investment loss	(6,351,673)
Net realized gain on investment in the Master Fund	5,558,610
Net change in unrealized appreciation on investment in the Master Fund	20,393,196
Net change in incentive carried interest	(1,330,182)
Partners’ capital at March 31, 2025	$331,579,257
The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund VI
Holdings LP are an integral part of these financial statements.

NB Crossroads Private Markets Fund VI LP
Statement of Cash Flows
For the year ended March 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES
Net change in Partners’ Capital – Net Assets resulting from operations	$18,269,951
Adjustments to reconcile net change in Partners’ Capital – Net Assets resulting from operations to net cash used in operating activities:
Contributions to the Master Fund	(10,922,152)
Proceeds received from investment in the Master Fund	956,627
Total net investment loss allocated from the Master Fund	4,326,044
Net realized and change in unrealized appreciation on investment in the Master Fund	(24,621,624)
Net purchases and sales of short term investments	4,189,663
Changes in assets and liabilities related to operations
(Increase) decrease in interest receivable	22,936
Increase (decrease) in professional fees payable	(5,097)
Increase (decrease) in administration service fees payable	209
Increase (decrease) in due to Affiliate	650
Increase (decrease) in other payables	(1,261)
Net cash provided by (used in) operating activities	(7,784,054)
CASH FLOWS FROM FINANCING ACTIVITIES
Contributions from Partners (net of change in due to/due from partners)	9,362,680
Distributions to Partners	(1,578,626)
Net cash provided by (used in) financing activities	7,784,054
Net change in cash and cash equivalents	—
Cash and cash equivalents at beginning of the year	—
Cash and cash equivalents at end of the year	$—
The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund VI
Holdings LP are an integral part of these financial statements.

NB Crossroads Private Markets Fund VI LP
Financial Highlights

	For the year ended March 31, 2025	For the year ended March 31, 2024	For the year ended March 31, 2023	For the year ended March 31, 2022	For the year ended March 31, 2021
Per Unit Operating Performance(1)
NET ASSET VALUE, BEGINNING OF YEAR	$1,102.98	$1,038.16	$1,032.44	$853.56	$954.61
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(27.08)	(19.83)	(20.27)	(30.64)	(167.69)
Net realized and change in unrealized gain (loss) on investments	91.38	90.90	25.99	209.52	66.64
Net increase (decrease) in net assets resulting from operations after incentive carried interest	64.30	71.07	5.72	178.88	(101.05)
DISTRIBUTIONS TO PARTNERS:
Net change in Partners’ Capital – Net Assets due to distributions to Partners	(5.53)	(6.25)	—	—	—
NET ASSET VALUE, END OF YEAR	$1,161.75	$1,102.98	$1,038.16	$1,032.44	$853.56
TOTAL NET ASSET VALUE RETURN(1)(2)(3)	5.84%	6.87%	0.55%	20.96%	(10.59)%
RATIOS AND SUPPLEMENTAL DATA:
Partners’ Capital – Net Assets, end of year in thousands (000’s)	$331,579	$305,536	$269,009	$228,490	$78,638
Ratios to Average Partners’ Capital – Net Assets:(4)
Expenses	2.61%	2.09%	2.25%	3.36%	11.47%
Net investment loss	(2.42)%	(1.89)%	(2.05)%	(3.32)%	(11.47)%
INTERNAL RATES OF RETURN:
Internal Rate of Return(5)	7.19%	7.73%	8.18%	17.37%	3.42%

(1)
Selected data for a unit of partnership interest outstanding throughout each period.

(2)
Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Partnership during the period and assumes distributions, if any, were reinvested. The Partnership’s units are not traded in any market; therefore, the market value total investment return is not calculated.

(3)
Total return and the ratios to average Partners’ Capital — Net Assets is calculated for the Partnership taken as a whole. As a result, an individual investor’s return may vary from these returns and ratios based on the timing of their capital transactions.

(4)
Ratios include expenses and carried interest allocated from the Master Fund.

(5)
The Internal Rate of Return is computed based on the actual dates of the cash inflows and outflows since inception and the ending net assets at the end of the period as of each measurement date.

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund VI
Holdings LP are an integral part of these financial statements.

NB Crossroads Private Markets Fund VI LP
Notes to the Financial Statements
March 31, 2025

1.   Organization
NB Crossroads Private Markets Fund VI LP (the “Partnership”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Partnership was organized as a Delaware limited partnership on June 1, 2018. The Partnership commenced operations on February 14, 2020, (the “Initial Subscription” closing date). The Partnership’s term will expire on December 31 following the tenth anniversary from the Initial Subscription closing date, subject to two one-year extensions which may be approved by the Board of Directors of the Partnership (the “Board” or the “Board of Directors”). Thereafter, the term of the Partnership may be extended by consent of a majority-in-interest of its limited partners (“Partners”) as defined in the Partnership’s limited partnership agreement (the “LP Agreement”).
The Partnership’s investment objective is to provide attractive risk-adjusted returns. The Partnership pursues its investment objective by investing substantially all of its assets in NB Crossroads Private Markets Fund VI Holdings LP (the “Master Fund”). The Master Fund seeks to achieve its investment objective by investing in a diversified global portfolio of high quality third-party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds (each, a “Secondary Investment”), pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms (each, a “Co-Investment” and together with the Portfolio Funds and Secondary Investments, the “Underlying Investments”). None of the Master Fund, the Partnership, or the Registered Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Master Fund or the Partnership will achieve its investment objective.
The financial statements of the Master Fund, including the Master Fund’s Schedule of Investments, are attached to this report and should be read in conjunction with the Partnership’s financial statements. The percentage of the Master Fund’s partners’ contributed capital owned by the Partnership at March 31, 2025 was 82.78%.
The Board has overall responsibility to manage and supervise the operations of the Partnership, including the exclusive authority to oversee and to establish policies regarding the management, conduct, and operations of the Partnership. The Board exercises the same powers, authority and responsibilities on behalf of the Partnership as are customarily exercised by directors of a typical investment company registered under the Investment Company Act. The Board has engaged Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”) and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser” and together with NBIA, the “Adviser”) to provide investment advice regarding the selection of the Underlying Investments and to manage the day-to-day operations of the Master Fund.
2.   Significant Accounting Policies
The Partnership meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Partnership in the preparation of its financial statements.
A.   Basis of Accounting
The Partnership’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Partnership are maintained in U.S. dollars.
B.   Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets

NB Crossroads Private Markets Fund VI LP
Notes to the Financial Statements (continued)
March 31, 2025

and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.
C.   Valuation of Investments
The value of the Partnership’s investment in the Master Fund reflects the Partnership’s proportionate interest in the total Partners’ contributed capital of the Master Fund at March 31, 2025. Valuation of the investments held by the Master Fund is discussed in Note 2 of the Master Fund’s financial statements, attached to these financial statements.
D.   Cash and Cash Equivalents
Cash and cash equivalents consist primarily of cash and short-term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Partnership’s custodian.
Cash and cash equivalents can include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2025, the Partnership held $5,637,952 in an overnight sweep that is deposited into a money market account.
Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations (“SIPC”) or Federal Deposit Insurance Corporation (“FDIC”) limitations.
E.   Investment Gains and Losses
The Partnership records its share of the Master Fund’s investment income, expenses, and realized and change in unrealized gains and losses in proportion to the Partnership’s aggregate capital commitment to the Master Fund. The Master Fund’s income and expense recognition policies are discussed in Note 2 of the Master Fund’s financial statements, attached to these financial statements.
F.   Income Taxes
The Partnership has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), with a tax year end of September 30. If the Partnership were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Partnership were ineligible to or otherwise unable to cure such failure, the Partnership would be subject to tax on its taxable income at corporate rates, whether or not distributed to Partners, and all distributions out of earnings and profits would be taxable to Partners as ordinary income. In addition, the Partnership could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC under Subchapter M. The Partnership intends to comply with the requirements under Subchapter M and to distribute substantially all of its taxable income and gains to Partners and to meet certain diversification and income requirements with respect to its underlying investments. As of March 31, 2025, there is no provision for federal income or excise tax within the financial statements.
Differences arise in the computation of Partners’ capital for financial reporting in accordance with GAAP and Partners’ capital for federal and state income tax reporting. These differences are primarily due to the fact that change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.
The cost of the Partnership’s investment in the Master Fund for federal income tax purposes is based on amounts reported to the Partnership by the Master Fund. As of March 31, 2025, the cost of the Partnership’s investment in the Master Fund for federal income tax purposes aggregated $249,649,189. The net and gross unrealized appreciation for federal income tax purposes on the Partnership’s investment in the Master Fund was estimated to be $76,895,052. For the tax year ended September 30, 2024, permanent book to tax reclassifications have resulted in an increase to Partners’ distributable earnings of $17,502 and a decrease to

NB Crossroads Private Markets Fund VI LP
Notes to the Financial Statements (continued)
March 31, 2025

Partners’ Capital Paid in of $17,502. As of September 30, 2024, the Fund had a late-year ordinary loss of $1,459,072, which is deferred until the next taxable year.
Undistributed Income	$—
Undistributed Long-Term Capital Gains	1,578,626
Net tax appreciation (depreciation)	—
Less Carryforwards and Deferrals	(1,459,072)
Total distributable earnings	$119,554
The temporary differences between the book basis and tax basis distributable earnings are primarily due to book to tax differences from partnerships.
The tax character of the distributions made during the year ended March 31, 2025 were as follows:
Ordinary Income	Long-Term Capital Gains	Short Term Capital Gains
$0	$1,578,626	$0
The tax character of the distributions made during the year ended March 31, 2024 were as follows:
Ordinary Income	Long-Term Capital Gains	Short Term Capital Gains
$0	$1,732,341	$0
The Partnership files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Partnership is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2025, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2022 forward (with limited exceptions). FASB ASC 740-10, Income Taxes requires the Adviser to determine whether a tax position of the Partnership is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. The Adviser has reviewed the Partnership’s tax positions for the current tax year and has concluded that no provision for taxes is required in the Partnership’s financial statements for the year ended March 31, 2025. The Partnership recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the year ended March 31, 2025, the Partnership did not incur any interest or penalties.
G.   Restrictions on Transfers
Interests of the Partnership (“Interests”) are generally not transferable. No Partner may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.
H.   Fund Expenses
The Partnership bears its own expenses and, indirectly bears a pro rata portion of the Master Fund’s expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Distribution and Servicing Fees (as defined herein); Directors’ fees (as defined herein); Advisory fees (as defined herein); legal fees; administration fees; auditing fees; tax preparation fees; custodial fees; costs of insurance; and registration expenses.
I.   Organizational and Offering Costs
Organization and offering costs are costs incidental to the organization, issuing and marketing of interests in a partnership and are non-recurring in nature. The Partnership shall bear its organizational expenses, and expenses relating to the offering and sale of interests only to the extent such expenses when aggregated with

NB Crossroads Private Markets Fund VI LP
Notes to the Financial Statements (continued)
March 31, 2025

those of the Master Fund’s exceed $400,000 as the initial $400,000 shall be borne by the Registered Investment Adviser. In addition, if such aggregated expenses exceed $1,000,000, the excess amount over $1,000,000 shall be borne by the Registered Investment Adviser.
J.   Recent Accounting Pronouncements
In November of 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 does not change how public entities identify their operating segments, aggregate those operating segments, or apply the quantitative thresholds to determine their reportable segments. However, it does clarify that all segment disclosures are applicable, even for entities that have a single reportable segment. This update is effective for fiscal years beginning after December 15, 2024, and early adoption is permitted. The Partnership adopted this guidance during the year and the adoption of the new standard impacted financial statement disclosures only and did not affect the Partnership’s financial position or the results of its operations.
K.   Segment reporting
An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. NBIA acts as the Partnership’s CODM. The Partnership represents a single operating segment, as the CODM monitors the operating results of the Partnership as a whole and the Partnership’s long-term strategic asset allocation is pre-determined in accordance with the terms of its governing documents. The financial information in the form of the Partnership’s investments as well as the information contained with the Partnership’s Financial Highlights which are used by the CODM to assess the segment’s performance versus the Partnership’s comparative benchmarks and to make resource allocation decisions for the Partnership’s single segment, is consistent with that presented within the Partnership’s financial statements. The Statement of Assets, Liabilities and Partners’ Capital — Net Assets and the Statement of Operations are reflective of the Partnership’s segment assets and expenses, respectively.
3.   Advisory Fee, Distribution and Servicing Fee, Administration Service Fee and Related Party Transactions
The Registered Investment Adviser provides investment advisory services to the Master Fund and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds. Further, the Registered Investment Adviser provides certain management and administrative services to the Partnership, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Master Fund pays the Registered Investment Adviser an investment advisory fee (the “Advisory Fee”) quarterly in arrears based on an annual rate of 0.80% following the Master Fund’s commencement of operations through the end of year eight; and then 0.15% for the remaining life of the Master Fund, in each case based on the Master Fund’s invested capital. For the year ended March 31, 2025, the Master Fund incurred Advisory Fees totaling $2,603,997, of which $2,155,689 was allocated to the Partnership.
Distributions from the Master Fund are made in the following priority: First, to Partners of the Master Fund until they have received a 125% return of all drawn capital commitments; and then, 7% to the Special Limited Partner (as defined in Note 1 of the Master Fund’s notes to the financial statements), if the Master Fund reaches an allocation of at least 40% of its underlying commitments to Secondary Investments and Co-Investments combined; 6.75% if the Master Fund’s allocation to Secondary Investments and Co-Investments is at least 35% but less than 40%; and 6.5% if the allocation is below 35% of underlying commitments. The Special Limited Partner will not collect any of the incentive carried interest that it may have earned until after the fourth anniversary of the final closing. Incentive carried interest is accrued based on the net asset value (“NAV”) of the Master Fund at each quarter-end as an allocation of profits, to the

NB Crossroads Private Markets Fund VI LP
Notes to the Financial Statements (continued)
March 31, 2025

extent there is an amount to be accrued. At March 31, 2025, the accrued and unpaid incentive carried interest of the Master Fund was $1,563,169, of which $1,330,182 was allocated to the Partnership.
In consideration for the services provided under the Placement Agreement, the Partnership pays Neuberger Berman BD LLC (“NBBD” or the “Placement Agent”) a distribution and servicing fee (the “Distribution and Servicing Fee”) quarterly in arrears at the annual rate of 0.75% during the period from the commencement of investment operations through the end of year eight, and at the annual rate of 0.15% thereafter, based on the Partners’ total capital commitments, determined and accrued as of the last day of each calendar quarter. For the year ended March 31, 2025, the Partnership incurred Distribution and Servicing Fees totaling $2,340,467.
Pursuant to an Administrative and Accounting Services Agreement, the Partnership retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, custodial, accounting, tax preparation, and investor services to the Partnership. In consideration for these services, the Partnership pays the Administrator a fixed fee of $10,000 per calendar quarter. In accordance with the service level agreement additional fees may be charged for out of scope services and quarterly filings made on behalf of the Partnership. For the year ended March 31, 2025, the Partnership incurred administration service fees totaling $41,533.
The Board consists of six directors (the “Directors”), of which five are not “interested persons” of the Partnership as defined by Section 2(a)(19) of the Investment Company Act. Compensation to the Board is paid and expensed by the Master Fund on a quarterly basis. The Directors are also reimbursed for out of pocket expenses in connection with providing their services to the Master Fund. For the year ended March 31, 2025, the Master Fund incurred $166,663 in Directors’ fees, of which $137,970 was allocated to the Partnership.
4.   Capital Commitments from Partners
At March 31, 2025 and 2024, capital commitments from Partners totaled $312,061,486. Capital contributions received by the Partnership with regard to satisfying Partners’ capital commitments totaled $265,207,013 and $255,854,918, which represents approximately 85% and 82% of committed capital at March 31, 2025 and 2024, respectively.
Capital contributions will be credited to Partners’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of capital commitments. During the years ended March 31, 2025 and 2024, the Partnership issued 8,411.55 and 17,889.16 units, respectively.
The net profits or net losses of the Partnership are allocated to Partners in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that it would follow the distributions outlined below.
Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Partners at such times and in such amounts as determined by the Board of Directors in its sole discretion and in accordance with Partners’ respective percentage interests, as defined in the LP Agreement. As of March 31, 2025, the Partnership had distributed $3,310,967 to Partners.
5.   Indemnifications
In the normal course of business, the Partnership enters into contracts that provide general indemnifications. The Partnership’s maximum exposure under these agreements is dependent on future claims that may be made against the Partnership, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.
6.   Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk
Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The

NB Crossroads Private Markets Fund VI LP
Notes to the Financial Statements (continued)
March 31, 2025

Master Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Master Fund may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Master Fund will be able to realize the value of such investments in a timely manner if at all.
The Master Fund believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.
If the Master Fund defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Underlying Investment. This may impair the ability of the Master Fund to pursue its investment program, force the Master Fund to borrow or otherwise impair the value of the Master Fund’s investments (including the complete devaluation of the Master Fund). In addition, defaults by Partners on their capital commitments to the Partnership, may cause the Master Fund to, in turn, default on its commitment to an Underlying Investment. In this case, the Master Fund, and especially the non-defaulting Partners, will bear the penalties of such default as outlined above. While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.
7.   Subsequent Events
The Partnership has evaluated all events subsequent to March 31, 2025, through the date these financial statements were available to be issued and has determined that there were no subsequent events that require disclosure.

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111
Report of Independent Registered Public Accounting Firm
To the Partners and Board of Directors
NB Crossroads Private Markets Fund VI LP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets, liabilities and partners’ capital — net assets of NB Crossroads Private Markets Fund VI LP (the Partnership), as of March 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital — net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Partnership as of March 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Partnership in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2025, by correspondence with the transfer agent or others, or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor for one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.
Boston, Massachusetts
May 29, 2025

NB Crossroads Private Markets Fund VI LP
Investment Program
March 31, 2025 (Unaudited)

Investment Objective and Process
In pursuing its investment objective, NB Crossroads Private Markets Fund VI LP (the “Fund”) will invest all or substantially all of its assets in NB Crossroads Private Markets Fund VI Holdings LP (the “Master Fund”). The Master Fund has the same investment objective, investment policies and restrictions as those of the Fund. This form of investment structure is commonly known as a “master/feeder” structure. For convenience of reference, references herein to “the Fund” include the Fund and the Master Fund, unless the context requires otherwise.
The investment objective of the Fund is to provide attractive risk-adjusted returns to investors (“Investors”). Through its investment in the Master Fund, the Fund seeks to achieve its investment objective principally by making primary investments (each, a “Primary Investment”) in a portfolio of newly formed, third party private equity funds (“Portfolio Funds”) managed by various experienced unaffiliated asset managers (“Portfolio Fund Managers”) that generally have an established track record. The Fund will also opportunistically invest in “secondary investments” in Portfolio Funds acquired in privately negotiated transactions from investors in these Portfolio Funds typically after the end of the Portfolio Fund’s fundraising period (each, a “Secondary Investment”) and invest directly in equity or debt securities of portfolio companies alongside Portfolio Funds and other private equity firms (each, a “Co-Investment”). Neuberger Berman Investment Advisers LLC (the “Investment Adviser”) believes the coupling of Secondary Investments and Co-Investment activities with Primary Investments should enhance and accelerate investment returns and will offer Investors an opportunity to gain exposure to a broad range of private equity investment opportunities in the United States, Europe, Asia and emerging markets around the world.
Each of the Fund and the Master Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Master Fund generally will not commit more than 25% of the value of total capital commitments (“Commitment”) by Investors (measured at the time of the Commitment) in a single Portfolio Fund.
The Investment Adviser serves as investment adviser of the Master Fund. The Investment Adviser has engaged NB Alternatives Advisers LLC (the “Sub-Adviser” and, together with the Investment Adviser, the “Adviser”) to make investment decisions on behalf of the Master Fund. The Investment Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of Neuberger Berman Group LLC (“Neuberger Berman” or the “Firm”). None of the Master Fund, the Fund or the Adviser guarantees any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved.
Principal Risk Factors (Unaudited)
AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY QUALIFIED INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED CAREFULLY, BUT ARE NOT MEANT TO BE AN EXHAUSTIVE LISTING OF ALL OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISORS PRIOR TO INVESTING IN THE FUND.
The Fund’s investment program is speculative and entails substantial risks. Because the Fund will invest all or substantially all of its assets in the Master Fund, in pursuit of its investment objective, the risks associated with an investment in the Fund are in effect the risks of investing in the Master Fund. The Master Fund and the Fund have the same investment objectives, policies and strategies. Accordingly, except for specific references to the contrary, all references to the Fund, its investments or its investment portfolio in this summary of risk factors refer to the combined risks relating to the investments by the Fund and the Master Fund, and all references to the Adviser refer to the Adviser as, collectively, the Investment Adviser and Sub-Adviser of

NB Crossroads Private Markets Fund VI LP
Investment Program (continued)
March 31, 2025 (Unaudited)

the Master Fund, unless the context suggests otherwise. Investors should be aware of certain risk factors, which include the following:
General Risks
There is no assurance that the investment held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to Investors, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile and an Investor could incur a total or substantial loss of its investment. In general, neither the Fund nor the Investors will have the ability to direct or influence the management of Co-Investments, the Portfolio Funds or the investment of their assets. There can be no assurance that projected or targeted returns for the Fund will be achieved.
Illiquidity; Lack of Current Distributions
An investment in the Fund is suitable only for certain qualified investors who have no need for liquidity in the investment. The investments made by the Fund via its investment in the Master Fund and indirectly in the Portfolio Funds and Co-Investments will be illiquid and typically cannot be transferred or redeemed for a substantial period of time. The Fund does not have any obligation to repurchase limited partnership interests in the Fund (“Interests”) from Investors. In addition there may be little or no near-term cash flow available to the Investors from the Fund. The return of capital and the realization of gains on the Fund’s investments, if any, will generally occur only upon the partial or complete disposition of a Co-Investment or an underlying investment by a Portfolio Fund, which is not generally within the control of the Adviser.
Due to the pattern of cash flows in private equity funds and the illiquid nature of their investments, Investors typically will see negative returns in the Fund’s early stages; in particular it can take several years for Portfolio Fund investments to be realized during which time management fees will be continued to be drawn from committed capital and certain underperforming investments may be written down or written off. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Portfolio Fund is successful in achieving its investment strategy.
Restrictions on Transfer and Withdrawals
The Interests, and the interests in the Portfolio Funds and Co-Investments indirectly held by the Fund, have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws and may not be resold unless an exemption from such registration is available. The Fund is not under, and the Portfolio Funds and Co-Investments are not expected to be under, any obligation to cause such an exemption (whether pursuant to Rule 144 under the Securities Act or otherwise) to be available. Accordingly, there is no secondary market for the Interests or a Fund’s indirect interests in the Portfolio Funds, and such market is not expected to develop. The Fund may provide liquidity through periodic tender offers to repurchase a limited amount of the Fund’s Interests but it is under no obligation to do so. Furthermore, transfers of Interests may be made only with the prior written consent of the Board of Directors of the Fund (the “Board”), which may be withheld in the Board’s sole discretion. The Fund generally will not have the right to withdraw from any Portfolio Fund.
Risks of Private Equity Investments Generally
The investments made by the Portfolio Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. In addition to the extent a Portfolio Fund focuses on venture capital investments the companies in which the Portfolio Fund will invest may be in a conceptual or early stage of development, may not have a proven operating history, may offer services or products that are not yet developed or ready to be marketed or that have no established market, may be operating at a loss or have significant fluctuations in operating results, may be engaged in a rapidly changing business, may require substantial additional capital to

NB Crossroads Private Markets Fund VI LP
Investment Program (continued)
March 31, 2025 (Unaudited)

support their operations to finance expansion or to maintain their competitive position, or otherwise may have a weak financial condition. As a general matter, companies in which the Portfolio Fund invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.
Neither the Master Fund nor the Fund will obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.
Capital Contributions
An Investor’s full Commitment will not be immediately invested. The Fund will invest in the Master Fund and the Master Fund will invest in Portfolio Funds and Co-Investment opportunities as Commitments are drawn (generally within 3 months of any drawdown). It may take a significant amount of time to fully draw down the Commitments. The Fund’s performance will only include the Commitments that have been drawn-down, thus an Investor’s individual performance may be lower than the performance of the Fund.
Portfolio Funds Business and Market Risks
The Fund’s investment portfolio will consist, in part, of Portfolio Funds which will hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.
Buyout Funds.   Buyout transactions may result in new enterprises that are subject to extreme volatility, require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. Also, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money was not used. Although these investments may offer the opportunity for significant gains, such buyout investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may not be as leveraged.
Venture Funds.   Venture capital funds primarily invest in private companies that have limited operating history, are attempting to develop or commercialize unproven technologies or to implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.
Special Situations.   The special situations asset class will likely invest a significant portion of its assets in Portfolio Funds that invest in portfolio companies that may be in transition, out of favor, financially leveraged or troubled, or potentially troubled and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization, or liquidation. These companies may be experiencing, or are expected to experience, financial difficulties that may never be overcome. The securities of such companies are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. Such investments could, in certain circumstances, subject a Portfolio Fund to certain additional potential

NB Crossroads Private Markets Fund VI LP
Investment Program (continued)
March 31, 2025 (Unaudited)

liabilities. For example, under certain circumstances, a lender who has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated, or disallowed, or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances, payments by such companies to us could be required to be returned if any such payment is later determined to have been a fraudulent conveyance or a preferential payment. Numerous other risks also arise in the workout and bankruptcy contexts. In addition, there is no minimum credit standard that is a prerequisite to a Portfolio Fund’s investment in any instrument and a significant portion of the obligations and preferred stock in which a Portfolio Fund may invest may be less than investment grade.
Risks Associated with Private Company Investments
Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Master Fund invests. There is risk that the Master Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Master Fund’s, and in turn, the Fund’s investment performance. Private companies in which the Master Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Master Fund will be able to realize the value of private company investments in a timely manner.
Dependence on the Adviser and Key Personnel
To the extent that the Fund invests its assets in the Master Fund, the Fund’s performance depends upon the performance of the Master Fund, which, in turn, will depend on the performance of the Co-Investments and the Portfolio Fund Managers with which the Master Fund invests, and the Adviser’s ability to select, allocate and reallocate effectively the Master Fund’s assets among Portfolio Funds and Co-Investments. The success of the Fund is thus substantially dependent on the Adviser and its continued employment of certain key personnel. Similarly, the success of each Portfolio Fund in which the Fund invests is also likely to be substantially dependent on certain key personnel of that Portfolio Fund. Should one or more of the key personnel of the Adviser or of the management of the Portfolio Funds become incapacitated or in some other way cease to participate in management activities, the Fund performance could be adversely affected. There can be no assurance that these key personnel will continue to be associated with or available to the Adviser or the general partner of the Portfolio Funds throughout the life of the Fund.
Investment in Junior Securities
Although the Portfolio Funds may invest in securities that are relatively senior within a portfolio company’s capital structure, it is expected that the Portfolio Funds will invest primarily in securities that are among the more junior securities in a portfolio company’s capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

NB Crossroads Private Markets Fund VI LP
Investment Program (continued)
March 31, 2025 (Unaudited)

Leveraged Investments
The Portfolio Funds may employ leverage in connection with certain investments or participate in investments with highly leveraged capital structures. Although the use of leverage may enhance returns and increase the number of investments that can be made, leverage also involves a high degree of financial risk and may increase the exposure of such investments to factors such as rising interest rates, downturns in the economy, or deterioration in the condition of the assets underlying such investments. In addition, the borrowings of a Portfolio Fund may in certain cases be secured by the Commitments and the other assets of a Portfolio Fund, which may increase the risk of loss of such assets.
Limited Number of Portfolio Fund Investments
The number of investments made by the Portfolio Funds is and will be limited and, as a consequence, the Master Fund’s and the Fund’s returns as a whole may be substantially affected by the unfavorable performance of a single investment made by a Portfolio Fund. In addition, a Portfolio Fund may invest exclusively or primarily in a particular asset type or category, which may reduce the overall diversity of the Fund’s assets and increase risk.
Risks Associated with Secondary Investments
Competition for Secondary Investment Opportunities.   Many institutional investors, including other fund-of-funds entities, as well as existing investors of private equity funds may seek to purchase secondary interests of the same private equity fund which the Master Fund may also seek to purchase. In addition, many top-tier private equity managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund-of-funds. These managers may also be partial to secondary interests being purchased by existing investors of their funds with whom they have existing relationships. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a right of first refusal granted to existing investors or a so-called “Dutch auction,” where the price of the investment is lowered until a bidder bids and that first bidder purchases the investment, thereby limiting a bidder’s ability to compete for price) which can restrict the availability of such opportunity for the Master Fund. No assurance can be given that the Master Fund will be able to identify investment opportunities that satisfy the Master Fund’s investment objective and desired diversification goals or, if the Master Fund is successful in identifying such investment opportunities, that the Master Fund will be permitted to invest, or invest in the amounts desired, in such opportunities.
Nature of Secondary Investments.   The Master Fund may acquire secondary interests in existing private equity funds primarily from existing investors in such funds (and not from the issuers of such investments). Because the Master Fund will not be acquiring such interests directly from the issuers, it is generally not expected that the Master Fund will have the opportunity to negotiate the terms of the interests being acquired or other special rights or privileges. There can be no assurance as to the number of investment opportunities that will be presented to the Master Fund. In addition, valuation of such private equity funds interests may be difficult, as there generally will be no established market for such investments or for the privately-held portfolio companies in which such funds may own securities. Moreover, the purchase price of interests in such funds will be subject to negotiation with the sellers of the interests and there is no assurance that the Master Fund will be able to purchase interests at attractive discounts to net asset value, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Master Fund for its secondary interests, the structure of such acquisitions and the overall success of the underlying private equity fund.
Pooled Secondary Investments.   The Master Fund may have the opportunity to acquire a portfolio of private equity fund interests from a seller, on an “all or nothing” basis. In some such cases, certain of the private equity fund interests may be less attractive than others, and certain of the investment managers managing such funds may be more familiar to the Adviser than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Master Fund to carve out from such purchases those investments which the Adviser considers (for commercial, tax legal or other reasons) less attractive.

NB Crossroads Private Markets Fund VI LP
Investment Program (continued)
March 31, 2025 (Unaudited)

Contingent Liabilities Associated With Secondary Investments.   In the cases where the Master Fund acquires an interest in a private equity fund through a secondary transaction, the Master Fund may acquire contingent liabilities of the seller of the interest. More specifically, where the seller has received distributions from the relevant private equity fund and, subsequently, that private equity fund recalls one or more of these distributions, the Master Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return the monies equivalent to such distribution to the private equity fund. While the Master Fund may, in turn, make a claim against the seller for any such monies so paid to the private equity fund, there can be no assurances that the Master Fund would prevail on such claim.
Risk of Early Termination.   The governing documents of the underlying private equity funds are expected to include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of their limited partners or members, under certain circumstances, to terminate such funds prior to the end of their respective stated terms. Early termination of a private equity fund in which the Master Fund is invested may result in (i) the Master Fund having distributed to it a portfolio of immature and illiquid securities, or (ii) the Master Fund’s inability to invest all of its capital commitments as anticipated, either of which could have a material adverse effect on the performance of the Fund.
Co-Investments Risks
The Master Fund may make Co-Investments on an opportunistic basis. There can be no assurance that the Master Fund will be given Co-Investment opportunities, or that any Co-Investment offered to the Master Fund would be appropriate or attractive to the Master Fund. The market for Co-Investment opportunities is competitive and may be limited, and the Co-Investment opportunities to which the Master Fund wishes to allocate assets may not be available at any given time. Due diligence will be conducted on Co-Investment opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to Portfolio Fund investments. In addition, the Adviser may have little opportunities to negotiate the terms of such Co-Investments. The Master Fund generally will rely on the Portfolio Fund manager or sponsor offering such Co-Investment opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the Co-Investment.
The Master Fund’s ability to dispose of Co-Investments may be severely limited, both by the fact that the securities are expected to be unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Master Fund to sell such investment. Co-Investments may be heavily negotiated and, therefore, the Master Fund may incur additional legal and transaction costs in connection therewith. Co-Investments are generally subject to many of the same risks as investments in the Portfolio Funds. See “— Risks of Private Equity Investments Generally.”
Co-Investing Alongside Other Parties Risks
Co-investing alongside one or more other parties in an investment involves risks that may not be present in investments made by lead or sponsoring private equity investors. As a co-investor, the Fund may have interests or objectives that are inconsistent with those of the lead private equity investors that generally have a greater degree of control over such investments.
In addition, in order to take advantage of co-investment opportunities, the Master Fund generally will be required to hold a non-controlling interest, for example, by becoming a limited partner in a co-investment partnership that is controlled by the general partner or manager of the private equity fund offering the co-investment to the Master Fund. In this event, the Master Fund would have less control over the investment and may be adversely affected by actions taken by such general partner or manager with respect to the portfolio company and the Master Fund’s investment in it. The Master Fund may not have the opportunity to participate in structuring investments or to determine the terms under which such investments will be made.

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Investment Program (continued)
March 31, 2025 (Unaudited)

Portfolio Funds are not Registered Investment Companies
The Portfolio Funds will not be registered as investment companies under the 1940 Act, and the Fund, as an indirect investor in these Portfolio Funds, will not have the benefit of the protection afforded by the 1940 Act to investors in registered investment companies (which, among other protections, require investment companies to have a majority of disinterested directors, require securities held in custody at all times to be individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company, and regulate the relationship between the adviser and the investment company).
In-Kind Distributions
The Adviser expects in most instances to cause the Master Fund to make distributions to the Fund in cash, but retains the discretion to make distributions of securities in kind to the Fund to the extent permitted under applicable law. There can be no assurance that securities distributed in kind will be readily marketable or salable, and Investors may be required to hold such securities for an indefinite period and/or may incur additional expense in connection with any disposition of such securities. If the Fund ultimately receives distributions in kind indirectly from any of the Portfolio Funds, it may incur additional costs and risks in connection with the disposition of such assets or may distribute such assets in kind to the Investors who may incur such costs and risks.
Projections
Projected operating results of a Co-Investment or a portfolio company in which a Portfolio Fund invests normally will be based primarily on financial projections prepared by each company’s management. In all cases, projections are only estimates of future results that are based upon information received from the company and assumptions made at the time the projections are developed. There can be no assurance that the results are set forth in the projections will be attained, and actual results may be significantly different from the projections. Also, general economic factors, which are not predictable, can have a material effect on the reliability of projections.
Carried Interests
Generally, each of the Portfolio Funds provides its respective general partners or managers certain specified carried interests or other special allocations based on the returns to its investors. Such carried interests may create incentives for the general partners or managers of the Portfolio Funds to make more risky or speculative investments than they would otherwise make. Each Investor in the Fund will pay, in effect, two sets of carried interests, one at the Fund level and one indirectly through the Master Fund at the Portfolio Fund level. Consequently, the returns to Investors will be lower than returns to a direct investor in the Portfolio Funds.
Solely in respect of carried interest, the holding period required to claim the lower U.S. federal income tax rate generally applicable to long-term capital gains is three years rather than one year. Gain recognized by the Fund on investments held by the Portfolio Funds for more than one year but less than three years would continue to be treated as long-term capital gains if allocated to the Investors in respect of their capital contributions but would be treated as short-term capital gain (generally subject to U.S. federal income tax at ordinary income rates) if allocated in respect of the special limited partner of the Master Fund’s carried interest. Thus the Adviser has an incentive, not shared by the Investors, to ensure that the Fund holds investments for at least three years.
Investments Longer Than Term
The Fund may make investments which may not be realized prior to the date the Fund is to be dissolved. The Fund may attempt to sell, distribute, or otherwise dispose of investments at a time which may be disadvantageous, and as a result, the price obtained for such investments may be less than that which could

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Investment Program (continued)
March 31, 2025 (Unaudited)

have been obtained if the investments were held for a longer period of time. Moreover, the Fund may be unsuccessful in realizing investments at the time of the Fund’s dissolution. There can be no assurance that the winding up of the Fund and the final distribution of its assets will be able to be executed expeditiously.
Illiquid and Long-Term Investments
An investment in the Fund requires a long-term commitment. Although the Co-Investments and portfolio companies of the Portfolio Funds invested in by the Fund may occasionally generate some current income, return of capital and the realization of gains, if any, from such portfolio company generally will occur only upon partial or complete sale or other disposition of such portfolio company. While one or more of these transactions may occur at any time with respect to a given portfolio company, sale or other disposition of a portfolio company of a Portfolio Fund is generally not expected to occur for a number of years (in most instances two to four years, or longer) after the initial investment is made.
Need for Follow-On Investments
Following its initial investment in a given portfolio company, a Portfolio Fund may decide to provide additional funds to such portfolio company or may have the opportunity to increase its investment in a successful portfolio company. There is no assurance that a Portfolio Fund will make follow-on investments or that a Portfolio Fund will have sufficient funds to make all or any of such investments. Any decision by a Portfolio Fund not to make follow-on investments or its inability to make such investments (i) may have a subsequent negative effect on a portfolio company in need of such an investment, (ii) result in a lost opportunity for a Portfolio Fund to increase its participation in a successful operation, or (iii) result in a loss of certain anti-dilution protection.
Non-U.S. Investments
Portfolio Funds may invest in the securities of issuers located outside of the United States and the Master Fund may invest in Co-Investments located outside of the United States. Foreign securities involve certain factors not typically associated with investing in U.S. securities, including risks relating to: (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various foreign currencies in which foreign investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) inflation matters, including rapid fluctuations in inflation rates; (iii) differences between the U.S. and foreign securities markets, including potential price volatility in and relative liquidity of some foreign securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and the potential of less government supervision and regulation; (iv) economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; and (v) the possible imposition of foreign taxes on income and gains recognized with respect to such securities. In addition, laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. Foreign countries also may impose taxes on the Fund, the Investors and/or a Portfolio Fund. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by the Fund.
Investments in Emerging Markets
The Master Fund and Portfolio Funds may invest in emerging markets. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other, more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war or terrorism or

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Investment Program (continued)
March 31, 2025 (Unaudited)

social unrest; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about portfolio companies; (xi) less extensive regulation of financial and other markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws, including regarding fiduciary duties of officers and directors and the protection of investors; (xiv) less developed, reliable or independent judiciary systems for the enforcement of contracts or claims; (xv) greater regulatory uncertainty; (xvi) the maintenance of investments with non-U.S. brokers and securities depositories and (xvii) threats or incidents of corruption that may cause the Fund not to pursue certain investments, or alter certain activities or liquidate certain portfolio investments prior to or after the time when the Fund would otherwise liquidate to achieve optimal returns, which may cause losses or have other negative impacts on the Fund.
Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by emerging market countries on interest or dividends paid on financial instruments or gains from the disposition of such financial instruments.
In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements or authorities. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary application or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund or Portfolio Funds or the lead or sponsoring private equity general partner, as applicable, may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. The Fund may have limited or no legal recourse in the event of default or suspension with respect to certain foreign securities.
Most foreign and emerging market companies are not subject to the uniform accounting, auditing and financial reporting requirements applicable to issuers in the United States, which may impact the availability and quality of information about foreign and emerging market issuers. Key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate, which may cause losses or have other negative impacts on the Fund’s investments and the Fund’s performance.
Regulatory Risks of Private Equity Funds
Legal, tax and regulatory changes could occur that may adversely affect or impact the Fund or the Portfolio Funds at any time during the term of the Fund. The legal, tax and regulatory environment for private equity funds is evolving, and changes in the regulation and market perception of such funds, including changes to existing laws and regulations and increased criticism of the private equity and alternative asset industry by regulators and politicians and market commentators, may materially adversely affect the ability of the Fund

NB Crossroads Private Markets Fund VI LP
Investment Program (continued)
March 31, 2025 (Unaudited)

or the Portfolio Funds to pursue investment strategies and the value of the Fund’s investments. In recent years, market disruptions and the dramatic increase in the capital allocated to alternative investment strategies have led to increased governmental and regulatory (as well as self-regulatory) scrutiny of the private equity and alternative investment fund industry in general, and certain legislation proposing greater regulation of the private equity and alternative investment fund management industry periodically is being and may in the future be considered or acted upon by governmental or self-regulatory bodies of both U.S. and non-U.S. jurisdictions. It is impossible to predict what, if any, changes may be instituted with respect to the regulations applicable to the Portfolio Funds, the Portfolio Fund Managers, the markets in which they operate and invest or the counterparties with which they do business, or what effect such legislation or regulations may have. Any regulations that restrict the ability of the Portfolio Funds to implement investment strategies could have a material adverse impact on their portfolio. To the extent that the Portfolio Funds become subject to such regulation and impact, the Fund’s performance will be adversely affected.
Regulatory Scrutiny and Reporting
The Fund and the Adviser may be subject to increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors in private investment funds. In that connection, in the future the Fund may become subject to additional obligations that may affect its investment program, the manner in which it operates and, reporting requirements regarding its investments and investors. Each Investor will be required to provide to the Fund such information as may be required to enable the Fund to comply with all applicable legal or regulatory requirements, and each Investor will be required to acknowledge and agree that the Fund may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation. If required by applicable law, regulation or interpretation thereof, the Fund may suspend all activity with respect to an Investor’s account with the Fund, including suspending the Investor’s right to redeem funds or assets from the Fund pending the Fund’s receipt of instructions regarding the Investor’s account from the appropriate governmental or regulatory authority.
Public Company Holdings
A Portfolio Fund’s investment portfolio may contain securities issued by publicly held companies. Such investments may subject the Portfolio Fund to risks that differ in type or degree from those involved with investments in privately held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Portfolio Fund to dispose of such securities at certain times, increased likelihood of shareholder litigation against such companies’ board members, and increased costs associated with each of the aforementioned risks.
Default
The Master Fund, in general, will not always contribute the full amount of the Fund’s commitment to a Portfolio Fund at the time of its admission to the Portfolio Fund. Instead, the Master Fund may be required to make incremental contributions pursuant to capital calls issued from time to time by the Portfolio Fund. If the Master Fund defaults on its commitment or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Portfolio Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Master Fund, and in turn the Fund to pursue its investment program, (ii) force the Master Fund to borrow, (iii) cause the Master Fund, and, indirectly, the Fund and the Investors to be subject to certain penalties from the Portfolio Funds (including the complete forfeiture of the Master Fund’s investment in a Portfolio Fund), or (iv) otherwise impair the value of the Master Fund’s investments (including the complete devaluation of the Master Fund, and in turn the Fund).

NB Crossroads Private Markets Fund VI LP
Investment Program (continued)
March 31, 2025 (Unaudited)

Similarly, Investors will not contribute the full amount of their Commitments to the Fund at the time of their admission. Investors will be required to make incremental contributions pursuant to capital calls issued from time to time, by the Fund. Unlike the Portfolio Funds, the Fund will have limited recourse in retrieving un-drawn Commitments in the instance that an Investor defaults on a Commitment. An Investor, or Investors, that default(s) on his/her/its/their Commitment to the Fund may cause the Master Fund to, in-turn, default on its commitment to a Portfolio Fund. Thus the Fund, and especially the non-defaulting Investors, will bear the penalties of such default (as outlined above, including, but not limited to, the complete forfeiture of the Master Fund’s investment in a Portfolio Fund and the complete devaluation of the Master Fund, and in turn the Fund). While the Adviser has taken steps to mitigate this risk, including seeking Commitments from Investors that exceed the commitments that are made to the Portfolio Funds, there is no guarantee that such measures will be sufficient or successful.
Recall of Distributions
The Master Fund and the Fund may be subject to terms of the Portfolio Funds which permit the recall of distributions to meet Portfolio Fund obligations. In the event funds are recalled for this purpose, the Fund may in turn require Investors to return amounts previously distributed to them.
Competition for Investment Opportunities
The Portfolio Funds encounter competition for investments from numerous other investment partnerships, limited liability companies, and trusts, as well as from individuals, corporations, bank and insurance company investment accounts, foreign investors, and other entities engaged in investment activities, including other investment funds. As a result, there can be no guarantee that a sufficient quantity of suitable investment opportunities for the Portfolio Funds will be found, that investments on favorable terms can be negotiated, or that the Fund will be able to fully realize on the value of its investments. Competition for investments may have the effect of increasing costs, thereby reducing investment returns to the Portfolio Funds in which the Fund is indirectly invested.
Time Required to Maturity of Investments
There is generally a period of at least two to four years before a Portfolio Fund has completed making its investments. Such investments also may take a significant period from the date they are made to reach a state of maturity allowing for realization of the investment to be achieved. As a result, based on historical realization periods for Portfolio Funds, it is likely that no significant cash return, if any, from disposition of an Portfolio Fund’s investments will occur until a substantial number of years from the date of closing of such Portfolio Fund. The proceeds of Fund’s investments, therefore, are not likely to be realized for a substantial time period.
Investments in Less Established Companies
The Master Fund and the Portfolio Funds may invest a portion of their assets in the securities of less established companies. Investments in such portfolio companies may involve greater risks than are generally associated with investments in more established companies. For example, such companies may have shorter operating histories on which to judge future performance and, if operating, may have negative cash flow. In the case of start-up enterprises, such companies may not have significant or any operating revenues. Such companies also may have a lower capitalization and fewer resources (including cash) and be more vulnerable to failure, resulting in the loss of the Fund’s entire investment. In addition, less mature companies could be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any company in which a Portfolio Fund invests, the Fund may suffer a partial or total loss of capital invested in that company.
Economic Conditions
Changes in economic conditions, including, for example, interest rates, inflation rates, industry conditions, competition, technological developments, trade relationships, political and diplomatic events and trends, tax

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Investment Program (continued)
March 31, 2025 (Unaudited)

laws and innumerable other factors, can substantially and adversely affect the business and prospects of the Portfolio Funds and the Fund. These conditions are not within the control of the Adviser or the Portfolio Fund Managers.
Foreign Currency Risks
The Fund is expected to invest a portion of its capital in Portfolio Funds based outside the United States for which fund currency is the euro or another non-U.S. dollar currency. In addition, these Portfolio Funds, as well as Portfolio Funds for which fund currency is the U.S. dollar, may make investments denominated in currencies other than the U.S. dollar. Fluctuations in the exchange rate between the U.S. dollar and these other currencies will result in changes to the values, in U.S. dollar terms, of the Fund’s Commitments as well as the Fund’s investments. The Adviser may, where it deems prudent and practicable, seek to mitigate the effect of such currency fluctuations by engaging in currency hedging activities, but it does not expect to eliminate the Fund’s exposure to exchange rate fluctuations. In addition, Investors subscribing for Interests in the Fund in any country in which U.S. dollars are not the local currency should note that changes in the value of exchange between U.S. dollars and such currency may have an adverse effect on the value, price, or income of the investment to such Investor.
Non-Controlling Investments and Limited Rights as Shareholder
In connection with Co-Investments, the Fund may hold non-controlling interests in certain portfolio companies and, therefore, may have a limited ability to protect their interests in such companies and to influence such companies’ management. In addition, Co-Investments may be made with third parties through joint ventures or other entities, which may have larger or controlling ownership interests in such portfolio companies. In such cases, the Fund will rely significantly on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom the Fund is not affiliated and whose interests may at times conflict with the interests of the Fund. Such Fund investment may involve risks in connection with such third-party involvement, including the possibility that a third party may be in a position to take (or block) action in a manner contrary to the Fund’s investment objectives or may have financial difficulties resulting in a negative impact on such investment. In addition, the Fund may in certain circumstances be liable for the actions of their third-party co-venturers. Co-Investments made with third parties in joint ventures or other entities also may involve carried interests and/or other fees payable to such third party partners or co-venturers. There can be no assurance that appropriate minority shareholder rights will be available to the Fund or that such rights will provide sufficient protection to the Fund’s interests.
Multiple Tiers of Expenses
Each of the Portfolio Funds (i) pays (or requires its limited partners to pay) its respective general partners and investment advisers or managers certain fees and (ii) bears certain costs and expenses. Such fees and expenses are expected to reduce materially the actual returns to investors in the Portfolio Funds, including the Fund. In addition, because of the deduction of the fees payable by the Fund to the Investment Adviser and other expenses payable directly by the Fund from amounts distributed to the Fund by the Portfolio Funds or from the Investors’ capital contributions to the Fund, the returns to an Investor in the Fund will be lower than the returns to a direct investor in the Portfolio Funds. Each Investor in the Fund will pay, in effect, two sets of fees, one directly at the Fund level, and one indirectly through the Master Fund at the Portfolio Fund level. Fees and expenses of the Fund and the Portfolio Funds will generally be paid regardless of whether the Fund or Portfolio Funds produce positive investment returns. If the Fund or Portfolio Funds do not produce significant positive investment returns, these fees and expenses could reduce the amount recovered by an Investor in the Fund to less than its total capital contributions to the Fund.
Investing in a Master/Feeder Fund
The Fund pursues its investment objective by investing in the Master Fund. The Fund does not have the right to withdraw its investment in the Master Fund. Interests in the Master Fund also may be held by investors

NB Crossroads Private Markets Fund VI LP
Investment Program (continued)
March 31, 2025 (Unaudited)

other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors. The Fund also may be indirectly adversely affected otherwise by other investors in the Master Fund. Other feeder funds invested in the Master Fund may offer interests to their respective investors, if any, that have costs, expenses and other terms that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of investors in the Fund.
Limitations on Performance Information
Performance of private equity vehicles is difficult to measure and therefore such measurements may not be as reliable as performance information for other investment products because, among other things: (i) there is no market for underlying investments, (ii) private equity investments take years to achieve a realization event and are difficult to value before realization, (iii) private equity investments are made over time as capital is drawn down from investments, (iv) the performance record of a private equity fund is not established until the final distributions are made, which may be 10-12 years or longer after the initial closing and (v) industry performance information for private equity funds may be skewed upwards due to survivor bias lack of reporting by underperforming managers.
Passive Interest in the Fund and Portfolio Funds
Except as otherwise provided in the Partnership Agreement, the Investors will not have any right to participate in the day-to-day management of the business and operations of the Fund and the management of the Fund’s assets. Furthermore, the day-to-day management of the business and operation of each of the Portfolio Funds and the management of the assets of the Portfolio Funds, including the valuation by the Portfolio Funds of their assets, will be controlled by the respective general partners and sponsors or managers of the Portfolio Funds and not by the Fund.
Valuation Risk
In light of the illiquid nature of the Interests, and of interests in the Portfolio Funds and other securities in which the Fund may invest, any valuation made by the Adviser of the Interests and Fund investments will be based on the Adviser’s good faith determination as to the fair value of those interests. There can be no assurance, however, that the values assigned in good faith by the Adviser to the Interests, interests in Portfolio Funds, or other Fund investments will equal or approximate the price at which they may be sold or otherwise liquidated or disposed of from time to time.
In particular, the impact of the COVID-19 pandemic initially led to adverse impacts on valuations and other financial analyses and may do so again in future periods.
Tax Considerations for the Fund
The Fund has elected, and intends to continue to qualify, to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. If the Fund fails to qualify as a RIC it will become subject to corporate-level income tax, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to Investors, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and the Investors.
Each of the aforementioned ongoing requirements for qualification of the Fund as a RIC requires that the Investment Adviser obtain information from or about the underlying investments in which the Master Fund is invested. The Master Fund’s underlying commitments may not provide information sufficient to ensure that

NB Crossroads Private Markets Fund VI LP
Investment Program (continued)
March 31, 2025 (Unaudited)

the Fund qualifies as a RIC under the Code. If the Fund does not receive sufficient information from the Master Fund’s underlying commitments, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.
In addition, the Master Fund may directly or indirectly invest in underlying commitments located outside the United States. Such underlying commitments may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund. Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “controlled foreign corporations” or “passive foreign investment companies.”
The Fund may retain some income and capital gains in the future, including for purposes of providing the Fund with additional liquidity. In that event, the Fund will be liable for a 4% U.S. federal excise tax on the amount by which the Fund’s required distribution” exceeds its “distributed amount.”
Tax Laws Subject to Change
It is possible that the current U.S. federal, state, local, or foreign income tax treatment accorded an investment in the Fund will be modified by legislative, administrative, or judicial action in the future. The nature of additional changes in U.S. federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an investment in the Fund. Investors therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.
Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, the Fund and its service providers, as well as the issuers in which the Fund invests, are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity incidents in the future. While the Fund and the Adviser have established business continuity plans in the event of, and risk management systems to prevent, such cyberattacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. As a result, the Fund or its investors could be negatively impacted.
During the most recent fiscal year, there have been no material changes to: (i) the Fund’s investment objective and policies that have not been approved by Investors, (ii) principal risk factors associated with investment in the Fund, (iii) the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio; or (iv) the Fund’s organizational agreement that would delay or prevent a change of control of the Fund that have not been approved by Investors.

NB Crossroads Private Markets Fund VI LP
Supplemental Information
March 31, 2025 (Unaudited)

Proxy Voting and Portfolio Holdings
A description of the Partnership’s policies and procedures used to determine how to vote proxies relating to the Partnership’s portfolio securities, as well as information regarding proxy votes cast by the Partnership (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Partnership at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Partnership did not receive any proxy solicitations during the year ended March 31, 2025.
The Partnership files a complete schedule of portfolio holdings on Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Partnership’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

NB Crossroads Private Markets Fund VI LP
Board of Directors of the Partnership
March 31, 2025 (Unaudited)

Information pertaining to the Board of Directors of the Partnership is set forth below.
Name, Position(s) Held, Address, and Year of Birth	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director During Past 5 Years
Disinterested Directors
Virginia G. Breen, Director 1290 Avenue of the Americas New York, NY 10104 (1964)	Term Indefinite — Since Inception	Private investor and board member of certain entities (as listed herein)	19
Trustee/Director of UBS Registered Fund Complex (41 funds); Director of Calamos Fund Complex (58 funds); Director of Paylocity Holding Corp.; Former Director of JLL Income Property Trust, Inc. (2004 – 06/23); Former Director of Tech and Energy Transition Corporation (2021 – 03/23).

Alan Brott, Director 1290 Avenue of the Americas New York, NY 10104 (1942)	Term Indefinite — Since Inception	Consultant (since 1991 – 2018)	19
Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Director of Stone Harbor Investment Funds (8 funds) (2007 – 2022); Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Victor F. Imbimbo, Jr., Director 1290 Avenue of the Americas New York, NY 10104 (1952)	Term Indefinite — Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market (since 2008).	19	Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).
Thomas F. McDevitt, Director 1290 Avenue of the Americas New York, NY 10104 (1956)	Term Indefinite — Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (since 2002).	19	Former Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).
Thomas G. Yellin, Director 1290 Avenue of the Americas New York, NY 10104 (1954)	Term Indefinite — Since Inception	President of The Documentary Group (since 2006).	19
Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Interested Director
James D. Bowden**, Director 1290 Avenue of the Americas New York, NY 10104 (1953)	Term Indefinite — Since April 2023	Managing Director, NBAA (2015 – 2023)	19	None.

*
The “Fund Complex” consists of NB Private Markets Fund III (Master) LLC, NB Private Markets Fund III (TI) LLC, NB Private Markets Fund III (TE) LLC, NB Crossroads Private Markets Fund IV (TI) — Client LLC, NB Crossroads Private Markets Fund IV (TE) — Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VII Holdings LP, NB Crossroads Private Markets Fund VII LP, NB Crossroads Private Markets Fund VII Advisory LP, NB Private Markets Access Fund LLC, and NB Asset-Based Credit Fund.

**
Mr. Bowden is deemed to be an “interested person” (as defined in the Investment Company Act) of the Partnership because of his prior position at NBAA. Mr. Bowden does not serve on the Board’s Audit or Nominating Committees.

NB Crossroads Private Markets Fund VI LP
Officers of the Partnership
March 31, 2025 (Unaudited)

Information pertaining to the Officers of the Partnership is set forth below.
Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Directors
Peter von Lehe (1968)	President	Term — Indefinite; Length — since 2023	Head of Investments Solutions and Strategy, Managing Director, NBAA, since 2006.
Mark Bonner (1977)	Treasurer	Term — Indefinite; Length — since inception
Managing Director, Neuberger Berman, since 2024, and Director of Private Equity Finance, NBAA, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006 – 2015).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman, since 2007.
Sarah Doane (1989)	Assistant Treasurer	Term — Indefinite; Length — since 2020	Senior Vice President, Neuberger Berman, since 2024, and Director of Private Equity Finance, NBAA, since 2016.
Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002); Interim Chief Compliance Officer since 2024	Term — Indefinite; Length — since inception	Co-General Counsel of Asset Management, NBIA, since 2025, and Managing Director, NBIA, since 2017. Formerly General Counsel — Mutual Funds (2016 to 2025).
Sheila James (1965)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman, since 2023. Formerly, Vice President, Neuberger Berman (2008 – 2023).
Maura Reilly Kennedy (1978)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2018. Formerly Principal, NBAA (2014 – 2018).
Brian Kerrane (1969)	Vice President	Term — Indefinite; Length — since inception	Managing Director, Neuberger Berman, since 2013; Chief Operating Officer — Mutual Funds and Managing Director, NBIA, since 2015.
Josephine Marone (1963)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Paralegal, Neuberger Berman, since 2007.

NB Crossroads Private Markets Fund VI LP
Officers of the Partnership (continued)
March 31, 2025 (Unaudited)

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
David Morse (1961)	Vice President and Principal Executive Officer (for purposes of the Sarbanes-Oxley Act of 2002)	Term — Indefinite; Length — since 2024	Global Co-Head of Private Equity Co-Investments, Managing Director, NBAA, since 2003.
Michael Smith (1984)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2022. Formerly Principal, NBAA (2018 – 2022).

*
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for Mark Bonner, Sarah Doane and Michael Smith, whose business address is 53 State Street, 13th Floor, Boston, MA 02109.

All officers of the Partnership are employees and/or officers of the Registered Investment Adviser. Officers of the Partnership are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in this report is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in the Partnership. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

NEUBERGER BERMAN

Rev. July 2023

FACTS

WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: ▪ Social Security numbers, dates of birth, and other numerical identifiers ▪ Names and addresses ▪ Driver's licenses, passports, and other identification documents ▪ Usernames and passwords ▪ Internet protocol addresses and other network activity information ▪ Income, credit history, credit scores, assets, transaction history, and other financial information
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our Affiliates' everyday business purposes— information about your transactions and experiences	Yes	No
For our Affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For Nonaffiliates to market to you	No	We don't share

Questions?	Call 646.497.4003 or 866.483.1046 (toll-free) Email NBPrivacyOfficer@nb.com or go to www.nb.com

Page 2

Who we are?	
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do?	
How does Neuberger Berman protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law and include physical, electronic and procedural safeguards.
How does Neuberger Berman collect my personal information?	We collect your personal information directly from you or your representatives, for example, when you ▪ seek advice about your investments ▪ give us your contact or income information ▪ provide account information or open an account ▪ direct us to buy or sell securities, or complete other transactions ▪ visit one of our websites, portals, or other online locations We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only: ▪ sharing with Affiliates for everyday business purposes—information about your creditworthiness ▪ Affiliates from using your information to market to you ▪ sharing with Nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions	
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ *Our affiliates include, but are not limited to, companies with a Neuberger Berman name; financial companies, such as investment advisers or broker dealers; mutual funds; and private investment funds.*
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ *Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.*
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ *Neuberger Berman doesn't jointly market.*

NB CROSSROADS PRIVATE MARKETS FUND VI HOLDINGS LP
Annual Report
For the year ended March 31, 2025

NB Crossroads Private Markets Fund VI Holdings LP
(Unaudited)

Private Equity Market Update
In 2024 and through the first quarter of 2025, the U.S. economy demonstrated resilience, navigating macroeconomic challenges while maintaining stable growth. Real GDP growth was reported at 2.8% in 2024, slightly lower than 2.9% in 2023.1 However, the labor market showed signs of softness as the unemployment rate drifted upward to 4.0% in 2024 from 3.6% in 2023 and inflation moderated with the U.S. CPI falling to 2.9% in December 2024 from 3.4% in December 2023.2 In response, the Federal Reserve implemented three rate cuts in 2024: a 50 basis point reduction in September and two 25 basis point reductions in November and December, a stark contrast to 2022 and 2023 when it aggressively raised rates by over five hundred basis points. By the end of the year, the federal funds rate settled at a target range of 4.25% to 4.50%.3 These measures aimed to balance controlling inflation with economic stability, highlighting the complexities of managing growth amidst shifting macroeconomic conditions.
The U.S. private equity market demonstrated meaningful recovery across key metrics as macroeconomic conditions began to stabilize during 2024. Investment activity rebounded, with total deal count increasing by 13% and total deal volume increasing by 19% compared to 2023, driven by a reduction in buyer-seller valuation disparities, improved credit availability, and easing inflation pressures. Exit activity also showed significant growth, with total exit value increasing by 49% and exit count increasing by 17% year-over-year, supported by corporate acquisitions and a modest improvement in IPO activity.4 However, fundraising remained constrained, with U.S. buyout funds raising $234 billion in 2024, down from $342 billion in 2023, reflecting limited partners’ (“LP”) continued cautious approach amidst liquidity challenges and elevated private equity exposures. Larger, more established managers continued to dominate the fundraising landscape, with elongated fundraising timelines for smaller managers underscoring the selective nature of LP commitments.5
Looking ahead, we expect U.S. private equity to navigate a landscape shaped by ongoing macroeconomic uncertainty, predominately surrounding tariffs, and evolving investment strategies. Sponsors are likely to continue focusing on the monetization of high-quality assets through corporate acquisitions and continuation funds, while selective exits and disciplined underwriting are expected to define investment activity. Moderated inflation and improved financing conditions may provide tailwinds for dealmaking, particularly in high-growth sectors such as technology and healthcare. However, geopolitical tensions, regulatory scrutiny, and concerns surrounding tariffs and corporate tax changes may weigh on broader market sentiment, requiring sponsors and LPs to adapt their strategies carefully. Despite these challenges, we believe there are investment opportunities as a liquidity provider in an illiquid environment.
Private Equity Investment Activity
In 2024, $516 billion was invested in the U.S. private equity market, reflecting a notable recovery from the declines observed since the peak in 2021. Investment activity had previously fallen from $770 billion in 2021 to $626 billion in 2022 and to $404 billion in 2023.6 The 2024 figure surpasses the “normalized” levels of capital deployment historically (closer to ~$400 billion annually). Deal activity rebounded in 2024, driven by improved credit availability, moderated inflation pressures, and macroeconomic optimism. Larger transactions regained momentum, with deals exceeding $1 billion accounting for 37% of total deal value, up from 34% in 2023. Middle-market activity also remained robust, with deals below $1 billion comprising 63% of deal value. Syndicated loan issuance nearly doubled year-over-year, reflecting greater lender confidence and a more favorable financing environment. Growth equity continued to play a significant role, making up 21% of deal count in 2024, while add-on acquisitions represented 74% of all buyouts, underscoring ongoing consolidation strategies by general partners (“GP”).4
Public-to-private transactions faced headwinds in 2024, with total deal values declining to $147 billion from $154 billion in 2023, reflecting caution among GPs as rising public market valuations and election-related uncertainties weighed on activity, particularly in Q4.4 Despite this, take-private deals continued to make headlines. Corporate carveouts emerged as a dominant theme in 2024, fueled by corporations seeking to streamline operations and private equity firms capitalizing on attractive valuations. Carveouts accounted for 11% of leveraged buyouts in 2024 — the highest share since 2016 — underscoring their growing prominence.

NB Crossroads Private Markets Fund VI Holdings LP
(Unaudited)

These deals reflect sponsors’ strategic pivot toward unlocking value in non-core divisions, leveraging operational synergies, and creating liquidity for investors, particularly in a more accommodative financial environment marked by declining interest rates.4

1
Bureau of Economic Analysis, as of April 2, 2025.

2
Bureau of Labor Statistics, as of April 2, 2025.

3
The Federal Reserve, as of April 2, 2025.

4
PitchBook 2024 Annual US PE Breakdown.

5
Preqin, as of April 2, 2024.

6
PitchBook, as of April 2, 2024.

Source: PitchBook as of 2024 Q4. Other volume includes Growth/Expansion Equity, Private Investment in Public Equity and Investor Buyout by Management
Private Equity Outlook for 2025
While there is uncertainty in the global economic outlook, stemming from policy changes, trade tensions, and financial volatility, we still believe the current environment offers significant opportunity for investors who have capital to deploy in this capital-constrained market. We have seen attractive investment opportunities up and down the capital structure and at various points in the ownership cycle. In 2024, we observed notable growth in preferred equity, mid-life co-investments, and GP-led secondary transactions — trends we expect to persist in 2025. These dynamics are being driven by a lack of distributions and liquidity, which we believe will persist.
Looking ahead, we anticipate that buyers will continue to favor high-quality assets with clear growth potential, particularly amid ongoing macroeconomic uncertainty and tariff-related concerns. While tariffs remain a point of caution, private equity portfolios tend to have lower direct exposure to tariff-sensitive sectors compared to the broader economy, potentially mitigating tariff-related disruptions. Furthermore, private equity managers

NB Crossroads Private Markets Fund VI Holdings LP
(Unaudited)

are well-equipped to navigate periods of market dislocation, and we see that disruptions often create compelling openings for experienced capital providers who are adept at addressing liquidity needs through solutions such as midlife co-investments, GP-led secondaries, and custom capital structures.
Fund Overview
NB Crossroads Private Markets Fund VI Holdings LP (the “Fund”‘) aims to provide investors attractive risk-adjusted returns. The Fund seeks to achieve its objective by investing in a diversified global portfolio of high-quality third-party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds, pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms. The Fund is fully committed to a diversified set of Portfolio Funds and portfolio companies and allocated across investment strategy, asset class, industry, sponsor and geography. As of March 31, 2025, the Fund was invested across 72 investments, including 40 co-investments, 27 primary Portfolio Fund investments and 5 secondary Portfolio Fund investments.
The Fund generated a 7.12% total return on a net asset value (“NAV”) basis for the fiscal year ended March 31, 2025. The Fund generated positive performance results across its three key transaction types: primary, secondary and co-investments. Among the positive drivers, the Fund benefitted from a primary investment in a North American technology buyout fund, a co-investment in a North American specialty insurance company, and from a co-investment in a European insurance business.
On the other hand, among the detractors from performance, the Fund saw negative performance from a secondary investment in a European publishing business and from a co-investment in a North American consumer business. At this point in the Fund’s term, we remain focused on continued value creation in the portfolio and generating distributions for investors.
The portfolio composition, industries and holdings of the Fund are subject to change without notice. The opinions are as of the date of this report and are subject to change without notice.
Fund Performance — Average Annual Total Return Ended 3/31/2025
	1 Year	5 Years	Since Inception
NB Crossroads Private Markets Fund VI Holdings LP(1)	7.12%	7.64%	7.44%
MSCI World Index (Net)(2)	7.04%	16.13%	9.80%

The performance data quoted represent past performance and does not predict future performance. Current performance may be lower or higher than the performance data quoted.
The results shown in the table reflect the reinvestment of distributions, if any. The results do not reflect the effect of taxes a Fund investor (“Investor”) would pay on Fund distributions or on the sale of the Fund’s limited liability company interests (the “Interests”).
Unlike open-ended funds, the Fund’s Interests are not continually offered. The Fund offered its Interests only to persons or entities that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act.
(1)
The Fund commenced operations on February 14, 2020.

(2)
The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The Developed Markets countries include Australia, Austria, Belgium, Canada, Denmark,

NB Crossroads Private Markets Fund VI Holdings LP
(Unaudited)

Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The MSCI World Index (Net) calculates reinvested dividends net of withholding taxes. The index is unmanaged and does not include fees. Investors may not invest in the index directly.
Growth of a $50,000 Investment
This graph shows the change in value of a hypothetical $50,000 investment in the Fund over the past 10 fiscal years. The results shown in the graph reflect the reinvestment of Fund distributions, in any. The results do not reflect the effect of taxes and Investor would pay on Fund distributions. The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The required minimum initial capital commitment by an Investor in the Fund was $50,000. Consistent with Securities and Exchange Commission reporting requirement, the line graph above assumes that an Investor’s $50,000 capital commitment was fully called and invested at the commencement of the Fund’s operations; however, as disclosed to potential investors, their initial capital commitments to the Fund would not be full called and immediately invested. Rather, Investors’ capital commitments are called and drawn down by the Fund as investment opportunities are identified by the Fund’s Investment Adviser over the term of the Fund. As such, the investment growth shown in the line graph above may not reflect the actual performance experience of an Investor invested in the Fund over this time period.
Impact of the Fund’s Distribution Policy
The Fund does not have a policy or practice of maintaining a specified level of distributions to Investors. The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its annual net taxable income to its Investors. From time to time, the Fund may also pay special interim distributions at the discretion of the Board of Directors. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s net asset value. Over time, a portion of an Investor’s distribution will be a return of its capital given the Fund has a limited term and will seek to return its available assets to investors. The tax characteristics of an Investor’s distributions will be reflected on its annual Form 1099-DIV.

NB Crossroads Private Markets Fund VI Holdings LP
For the year ended March 31, 2025

NB Crossroads Private Markets Fund VI Holdings LP
Consolidated Statement of Assets, Liabilities and Partners’ Capital — Net Assets
As of March 31, 2025

Assets
Investments, at fair value (cost $295,883,249)	$400,546,876
Cash and cash equivalents	1,552,748
Deferred financing costs, net	50,058
Prepaid insurance	14,035
Interest receivable	5,814
Total Assets	$402,169,531
Liabilities
Credit facility payable	$3,500,000
Deferred tax payable	1,627,688
Advisory fees payable	666,642
Due to Affiliate	142,568
Administration service fees payable	72,949
Professional fees payable	55,093
Interest payable	23,569
Other payables	20,209
Total Liabilities	$6,108,718
Commitments and contingencies (See Note 4)
Partners’ Capital – Net Assets	$396,060,813
Partners’ Capital – Net Assets consist of:
Partners’ capital paid-in	$286,553,569
Partners’ distributable earnings (loss)	109,507,244
Total Partners’ Capital – Net Assets	$396,060,813
Units of Partnership Interests outstanding (unlimited units authorized)	278,351.85
Net Asset Value Per Unit	$1,422.88
The accompanying notes are an integral part of these financial statements.
1

NB Crossroads Private Markets Fund VI Holdings LP
Consolidated Schedule of Investments
As of March 31, 2025

Investments / Co-investments(A)(B)(D)	Acquisition Type	Acquisition Dates(C)	Geographic Region(E)	Cost	Fair Value
Large-cap Buyout (26.16%)
BC Partners XI GD – I LP	Primary	07/2021 – 11/2024	Europe	$5,725,451	$6,913,928
Boom Co-Invest B, L.P.	Co-Investment	09/2021	North America	4,805,142	7,194,885
Clayton, Dubilier & Rice Fund XI, L.P.	Primary	09/2021 – 03/2025	North America	5,935,021	6,583,860
Green Equity Investors Offshore Fund IX, L.P.	Primary	08/2023 – 01/2025	North America	4,137,383	4,734,121
Hellman & Friedman Capital Partners X (Parallel), L.P.	Primary	11/2021 – 12/2024	North America	6,578,129	7,684,126
KKR Apple Co-Invest L.P.	Co-Investment	09/2021 – 11/2021	North America	5,166,683	7,167,909
KKR Leo Co-Invest L.P.	Co-Investment	06/2021	Asia	802,715	1,746,315
KKR Oculus Co-Invest L.P.	Co-Investment	11/2020	North America	2,100,516	3,970,467
KKR Redwood Co-Invest L.P.	Co-Investment	07/2020	North America	1,349,413	2,349,874
Magenta Blocker Aggregator LP	Co-Investment	07/2021	North America	1,866,895	2,691,822
NB RR Co-Invest LP	Co-Investment	10/2020 – 09/2024	North America	4,472,770	7,488,802
Project Metal Co-Invest Fund, L.P.	Co-Investment	10/2021	North America	5,703,705	2,482,576
Project Stream Co-Invest Fund, L.P.	Co-Investment	10/2021	North America	5,706,387	5,524,869
RealPage Parent, LP(F)	Co-Investment	04/2021	North America	4,100,000	6,314,000
RL Co-Investor Aggregator II L.P.	Co-Investment	03/2022 – 03/2023	North America	2,259,103	1,734,164
RL Co-Investor Aggregator L.P.	Co-Investment	05/2022 – 03/2023	North America	2,551,189	1,952,513
Silver Lake Partners VI, L.P.	Primary	01/2021 – 03/2025	North America	7,269,590	9,321,674
THL Fund Investors (Altar), L.P.	Co-Investment	02/2022	North America	3,511,067	5,703,878
Thoma Bravo XIV- A, L.P.	Primary	04/2021 – 02/2025	North America	6,668,543	8,905,962
TPG Asia VI Digs 1 L.P.	Co-Investment	11/2020	Asia	2,685	3,056
TPG Jedi CoInvest, L.P.	Co-Investment	07/2020	North America	1,814,016	3,134,528
				82,526,403	103,603,329
Small and Mid-cap Buyout (57.94%)
AAI FG Holdco L.P.	Co-Investment	09/2020	Europe	2,807,050	7,618,979
Advent Global Technology Fund II-C Limited Partnership	Primary	02/2022 – 12/2024	North America	8,160,000	10,105,445
AFC Acquisitions, Inc.(F)	Co-Investment	04/2021 – 06/2024	North America	4,416,955	7,826,127
Austin Co-Investment, L.P.2	Co-Investment	03/2021	North America	529,052	7,379,845
BC Partners Galileo (1) L.P.	Secondary	07/2021	Europe	4,351,898	5,280,020
Charlesbank Equity Fund X, L.P.	Primary	09/2021 – 02/2025	North America	8,985,353	12,273,913
CIMI Holdings L.P.	Co-Investment	09/2020	North America	1,700,000	4,426,946
Compass Syndication L.P.	Co-Investment	10/2021	North America	1,110,652	1,490,848
Crosspoint Capital Fund I, LP	Primary	04/2021 – 09/2024	North America	9,901,778	16,034,734
EMK Capital Partners II LP	Primary	09/2021 – 03/2025	Europe	6,815,000	9,333,485
Ethos Capital Investments A LP	Primary	10/2021 – 09/2023	North America	4,859,100	9,501,342
Evidence Co-Invest LP	Co-Investment	12/2020	North America	3,930,055	3,866,625
Goldeneye Holdings Parent, LP(F)	Co-Investment	07/2021	North America	1,800,000	2,448,000
Greenbriar Equity Fund V, L.P.	Primary	08/2021 – 10/2024	North America	11,385,002	13,990,171
Highline PPC FT Holdings LLC(G)	Co-Investment	11/2020	North America	2,690,000	5,889,361
The accompanying notes are an integral part of these financial statements.
2

NB Crossroads Private Markets Fund VI Holdings LP
Consolidated Schedule of Investments (continued)
As of March 31, 2025

Investments / Co-investments(A)(B)(D)	Acquisition Type	Acquisition Dates(C)	Geographic Region(E)	Cost	Fair Value
Horizon Co-Investment, L.P.	Co-Investment	06/2022	North America	3,204,396	4,002,240
Itelyum Co-Investment LP	Co-Investment	09/2021	Europe	5,512,630	10,454,293
JLL MedeAnalytics Co-Invest, L.P.	Co-Investment	11/2020 – 11/2023	North America	1,013,897	997,008
Madison Dearborn Capital Partners VIII-C, L.P.	Primary	04/2021 – 10/2024	North America	842,470	1,111,886
New Mountain Partners VI, L.P.(G)	Primary	03/2021 – 09/2024	North America	6,308,666	9,267,943
Nordic Capital X Alpha, L.P.	Primary	05/2021 – 03/2025	Europe	7,075,763	10,956,319
Oakley Capital IV Co-Investment(B) SCSp	Co-Investment	02/2021	Europe	2,451,704	1,298,920
Oakley Capital IV Co-Investment(C) SCSp	Co-Investment	09/2021	Europe	592,534	566,016
Oakley Capital V-B2 SCSp	Primary	05/2022 – 12/2024	Europe	4,175,362	4,743,050
PPC III-A LP	Primary	03/2021 – 03/2024	North America	11,106,497	14,444,258
Prime Acquisitions Holdco, LP	Co-Investment	08/2021 – 08/2023	North America	6,299,438	9,431,545
Riverside Fund V CF-B, L.P.	Secondary	03/2021 – 02/2024	North America	3,093,797	3,470,869
SPH Acquisitions, Inc.(F)	Co-Investment	12/2020 – 08/2023	North America	1,328,341	1,912,812
Summit Partners Co-Invest (Lions), L.P.	Co-Investment	10/2020 – 09/2022	North America	2,711,810	3,689,669
Tailwind TPRC Investor, LP	Co-Investment	01/2021 – 03/2021	North America	1,824,541	2,590,488
THL HT Parallel SPV, L.P.	Secondary	12/2020 – 10/2024	North America	4,347,367	8,862,137
Thoma Bravo Discover Fund III-A, L.P.	Primary	06/2021 – 12/2023	North America	7,904,444	11,338,982
Thomas H. Lee Parallel Fund IX L.P.	Primary	01/2022 – 01/2025	North America	9,026,261	9,925,350
VSC Precision Medical LLC(F)(G)	Co-Investment	11/2020 – 11/2022	North America	1,954,918	2,949,209
				154,216,731	229,478,835
Special Situations (5.52%)
CB Starfish TopCo, L.P.	Co-Investment	08/2021	North America	419,553	800,000
Centerbridge Capital Partners IV, L.P.	Primary	12/2021 – 08/2024	North America	9,883,697	14,400,000
NS KMS Investment LLC(G)	Co-Investment	11/2020 – 06/2024	North America	3,682,287	862,023
Rothwell Ventures Ultimate Feeder I (Cayman) L.P.	Secondary	09/2021 – 10/2022	North America	2,170,485	5,813,633
				16,156,022	21,875,656
Venture Capital (11.04%)
ACME Fund IV, LP	Primary	12/2021 – 01/2025	North America	3,671,135	3,400,000
Blackstone Growth L.P.	Primary	01/2021 – 10/2024	North America	6,954,516	6,301,372
Blackstone Growth Mario Co-Invest L.P.	Co-Investment	12/2020 – 07/2023	North America	1,875,940	4,449,210
Dragoneer Opportunities Offshore Feeder V, L.P.	Primary	01/2021 – 09/2024	North America	4,696,054	4,337,705
FV Ace Grades Partners, L.P.	Co-Investment	07/2020	Asia	1,505,661	877,568
GGV Capital Fund VIII L.P.	Primary	04/2021 – 03/2025	North America	5,024,000	5,260,535
GGV Capital Fund VIII Plus L.P.	Primary	06/2021 – 03/2025	North America	1,136,000	1,211,467
Meritech Capital Partners VII L.P.	Primary	11/2020 – 03/2025	North America	4,937,500	5,593,232
Meritech Capital SPV I L.P.	Co-Investment	05/2021	North America	3,000,000	2,544,527
Summit Partners Co-Invest (Optmo), SCSp	Co-Investment	10/2021	Europe	1,811,897	1,913,279
Summit Partners Venture Capital Fund V-B, L.P.	Primary	05/2021 – 03/2025	North America	3,989,321	4,353,281
THL Automation Fund Investors (4K), L.P.	Co-Investment	03/2021 – 09/2022	North America	2,511,071	3,475,882
				41,113,095	43,718,058

The accompanying notes are an integral part of these financial statements.
3

NB Crossroads Private Markets Fund VI Holdings LP
Consolidated Schedule of Investments (continued)
As of March 31, 2025

Short Term Investments	Cost	Fair Value
Money Market Fund (0.47%)
Morgan Stanley Institutional Liquidity Fund Government Portfolio(H)	1,870,998	1,870,998
	1,870,998	1,870,998
Total Investments (cost $295,883,249) (101.13%)		400,546,876
Other Assets & Liabilities (Net) (-1.13%)		(4,486,063)
Partners’ Capital – Net Assets (100.00%)		$396,060,813

(A)
Non-income producing securities, which are restricted as to public resale and illiquid.

(B)
Total cost of illiquid and restricted securities at March 31, 2025 aggregated $294,012,251. Total fair value of illiquid and restricted securities at March 31, 2025 was $398,675,878 or 100.66% of net assets.

(C)
Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.

(D)
All percentages are calculated as fair value divided by the Master Fund’s Partners’ Capital — Net Assets.

(E)
Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.

(F)
The fair value of the investment was determined using a significant unobservable input.

(G)
This investment is made through the Master Fund’s wholly owned subsidiary, NB CPMF VI B LLC.

(H)
The rate is 4.15%, the annualized seven-day yield as of March 31, 2025.

The accompanying notes are an integral part of these financial statements.
4

NB Crossroads Private Markets Fund VI Holdings LP
Consolidated Statement of Operations
For the year ended March 31, 2025

Investment Income:
Interest income	$242,332
Total Investment Income	242,332
Operating Expenses:
Advisory fees	2,603,997
Tax expense (benefit)	1,230,472
Interest expense	555,078
Professional fees	419,534
Administration service fees	264,925
Directors’ fees	166,663
Financing costs	50,058
Insurance expense	28,194
Other expenses	149,121
Total Operating Expenses	5,468,042
Net Investment Loss	(5,225,710)
Net Realized and Change in Unrealized Gain on Investments (Note 2)
Net realized gain on investments	6,714,606
Net change in unrealized appreciation on investments	24,634,267
Net Realized and Change in Unrealized Gain on Investments	31,348,873
Net Increase in Partners’ Capital – Net Assets Resulting from Operations	$26,123,163
The accompanying notes are an integral part of these financial statements.
5

NB Crossroads Private Markets Fund VI Holdings LP
Consolidated Statement of Changes in Partners’ Capital — Net Assets

For the year ended March 31, 2024
	Partners’ Capital	Special Limited Partner	Total
Partners’ committed capital	$373,189,746	$3,769,593	$376,959,339
Partners’ capital at April 1, 2023	$308,049,516	$3,111,612	$311,161,128
Capital contributions	22,391,385	226,175	22,617,560
Capital distributions	(1,887,856)	(19,069)	(1,906,925)
Net investment loss	(3,961,921)	(40,020)	(4,001,941)
Net realized loss on investments	(2,496,170)	(25,214)	(2,521,384)
Net change in unrealized appreciation on investments	32,225,695	325,512	32,551,207
Partners’ capital at March 31, 2024	$354,320,649	$3,578,996	$357,899,645
For the year ended March 31, 2025
	Partners’ Capital	Special Limited Partner	Total
Partners’ committed capital	$373,189,746	$3,769,593	$376,959,339
Partners’ capital at April 1, 2024	$354,320,649	$3,578,996	$357,899,645
Capital contributions	13,061,641	131,936	13,193,577
Capital distributions	(1,144,016)	(11,556)	(1,155,572)
Net investment loss	(5,173,453)	(52,257)	(5,225,710)
Net realized gain on investments	6,647,460	67,146	6,714,606
Net change in unrealized appreciation on investments	24,387,924	246,343	24,634,267
Net change in incentive carried interest	(1,563,169)	1,563,169	—
Partners’ capital at March 31, 2025	$390,537,036	$5,523,777	$396,060,813
The accompanying notes are an integral part of these financial statements.
6

NB Crossroads Private Markets Fund VI Holdings LP
Consolidated Statement of Cash Flows
For the year ended March 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES
Net change in Partners’ Capital – Net Assets resulting from operations	$26,123,163
Adjustments to reconcile net change in Partners’ Capital – Net Assets resulting from operations to net cash used in operating activities:
Purchases of investments	(29,662,861)
Proceeds received from investments	28,558,488
Net purchases and sales of short term investments	4,071,619
Net realized (gain) loss on investments	(6,714,606)
Net change in unrealized (appreciation) depreciation on investments	(24,634,267)
Changes in assets and liabilities related to operations
(Increase) decrease in deferred financing costs	50,058
(Increase) decrease in prepaid insurance	(9,474)
(Increase) decrease in interest receivable	3,327
Increase (decrease) in deferred tax payable	1,230,472
Increase (decrease) in advisory fees payable	53,407
Increase (decrease) in due to Affiliate	88,893
Increase (decrease) in administration service fees payable	4,484
Increase (decrease) in professional fees payable	(105,116)
Increase (decrease) in interest payable	(42,141)
Increase (decrease) in other payables	(703)
Net cash provided by (used in) operating activities	(985,257)
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings from credit facility	3,500,000
Payments to credit facility	(13,000,000)
Contributions from Partners	13,193,577
Distributions to Partners	(1,155,572)
Net cash provided by (used in) financing activities	2,538,005
Net change in cash and cash equivalents	1,552,748
Cash and cash equivalents at beginning of the year	—
Cash and cash equivalents at end of the year	$1,552,748
Supplemental cash flow information
Interest paid	$597,219
The accompanying notes are an integral part of these financial statements.
7

NB Crossroads Private Markets Fund VI Holdings LP
Consolidated Financial Highlights

	For the year ended March 31, 2025	For the year ended March 31, 2024	For the year ended March 31, 2023	For the year ended March 31, 2022	For the year ended March 31, 2021
Per Unit Operating Performance(1)
NET ASSET VALUE, BEGINNING OF YEAR	$1,332.24	$1,241.78	$1,230.31	$986.24	$951.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(18.94)	(15.20)	(14.00)	(17.16)	(55.63)
Net realized and change in unrealized gain (loss) on investments	113.73	112.76	34.04	261.23	90.72
Net increase (decrease) in net assets resulting from operations after incentive carried interest	94.79	97.56	20.04	244.07	35.09
DISTRIBUTIONS TO PARTNERS:
Net change in Partners’ Capital – Net Assets due to distributions to Partners	(4.15)	(7.10)	(8.57)	—	—
NET ASSET VALUE, END OF YEAR	$1,422.88	$1,332.24	$1,241.78	$1,230.31	$986.24
TOTAL NET ASSET VALUE RETURN(1)(2)(3)	7.12%	7.88%	1.65%	24.75%	3.69%
RATIOS AND SUPPLEMENTAL DATA:
Partners’ Capital – Net Assets, end of year in thousands (000’s)	$396,061	$357,900	$311,161	$254,192	$82,540
Ratios to Average Partners’ Capital – Net Assets:(4)(6)
Expenses excluding incentive carried interest	1.46%	1.26%	1.27%	1.74%	4.16%
Net change in incentive carried interest	0.42%	—	—	—	—
Expenses including incentive carried interest	1.88%	1.26%	1.27%	1.74%	4.16%
Net investment loss excluding incentive carried interest	(1.40)%	(1.22)%	(1.21)%	(1.70)%	(4.16)%
Portfolio Turnover Rate(5)	(7.56)%	(2.85)%	(4.05)%	(4.28)%	(0.69)%
INTERNAL RATES OF RETURN:
Internal Rate of Return before incentive carried interest(6)	9.12%	9.94%	11.23%	24.13%	17.38%
Internal Rate of Return after incentive carried interest(6)	8.67%	9.94%	11.23%	24.13%	17.38%

(1)
Selected data for a unit of Master Fund interest outstanding throughout each period.

(2)
Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Master Fund during the period and assumes distributions, if any, were reinvested. The Master Fund’s units are not traded in any market; therefore, the market value total investment return is not calculated.

(3)
Total return and the ratios to average Partners’ Capital — Net Assets is calculated for the Master Fund taken as a whole. As a result, an individual investor’s return may vary from these returns and ratios based on the timing of their capital transactions.

(4)
Ratios do not reflect the Master Fund’s proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Underlying Investments.

(5)
Proceeds received from investments are included in the portfolio turnover rate.

(6)
The Internal Rate of Return is computed based on the actual dates of the cash inflows and outflows since inception and the ending net assets at the end of the period as of each measurement date.

The accompanying notes are an integral part of these consolidated financial statements.
8

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements
March 31, 2025

1.   Organization
NB Crossroads Private Markets Fund VI Holdings LP (the “Master Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Master Fund was organized as a Delaware limited partnership on June 1, 2018. The Master Fund commenced operations on February 14, 2020 (the “Initial Subscription” closing date). The Master Fund’s term will expire on December 31 following the tenth anniversary from the Initial Subscription closing date, subject to two one-year extensions which may be approved by the Board of Directors of the Master Fund (the “Board” or the “Board of Directors”). Thereafter, the term of the Master Fund may be extended by consent of a majority-in-interest of its limited partners (“Partners”) as defined in the Master Fund’s limited partnership agreement (the “LP Agreement”).
The Master Fund’s investment objective is to provide attractive risk adjusted returns. The Master Fund seeks to achieve its investment objective by investing in a diversified global portfolio of high quality third-party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds (each, a “Secondary Investment”), pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms (each, a “Co-Investment” and together with the Portfolio Funds and Secondary Investments, the “Underlying Investments”). Neither the Master Fund nor the Registered Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Master Fund will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the Investment Company Act.
NB Crossroads Private Markets Fund VI LP (the “LP Fund”) and NB Crossroads Private Markets Fund VI Advisory LP (the “Advisory Fund” and together with the LP Fund, the “Feeder Funds”) pursue their investment objectives by investing substantially all of their assets in the Master Fund. Each Feeder Fund is a Delaware limited partnership that is registered under the Investment Company Act as a non-diversified, closed-end management investment company. The Feeder Funds have the same investment objective and substantially the same investment policies as the Master Fund.
The Board has overall responsibility to manage and supervise the operations of the Master Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct, and operations of the Master Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act. The Board has engaged Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”) and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser” and together with NBIA, the “Adviser”) to provide investment advice regarding the selection of the Underlying Investments and to manage the day-to-day operations of the Master Fund.
The Master Fund operates as a vehicle for the investment of substantially all of the assets of the Feeder Funds as partners of the Master Fund (“Partners”). As of March 31, 2025, the LP Fund’s and Advisory Fund’s ownership of the Master Fund’s Partners’ contributed capital was 82.78% and 16.22%, respectively, with a NB affiliate’s (the “Special Limited Partner”) (who is also a Partner of the Master Fund) percentage ownership of the Master Fund’s Partners’ contributed capital being 1%.
2.   Significant Accounting Policies
The Master Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its financial statements.

9

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements (continued)
March 31, 2025

A.   Basis of Accounting
The Master Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Master Fund are maintained in U.S. dollars.
Consolidation of Subsidiaries
NB CPMF VI B LLC (the “Subsidiary), is an investment company and a wholly-owned subsidiary of the Master Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash flows and the Consolidated Financial Highlights of the Master Fund include the accounts of its Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The inception date of the Subsidiary was November 16, 2021. On March 31, 2025, the Subsidiary had net assets of $17,319,016, which equals 4.4% of the Master Fund’s total net assets.
B.   Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.
C.   Valuation of Investments
The Master Fund computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Adviser in accordance with valuation principles set forth below, or may be determined from time to time, pursuant to the valuation procedures established by the Board.
The Board has approved valuation procedures (the “Procedures”) pursuant to which the Master Fund values its investments. In accordance with Rule 2a-5 under the Investment Company Act, the Board has designated NBIA as its Valuation Designee (the “Valuation Designee”). The Valuation Designee, with assistance from NBAA, is responsible for determining fair value in good faith for the Master Fund’s investments without readily available market quotations, subject to oversight by the Board.
It is expected that most of the Underlying Investments in which the Master Fund invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Underlying Investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the Underlying Investment. To the extent ASC 820 is applicable to an Underlying Investment, the Adviser generally will value the Master Fund’s investment based primarily upon the value reported to the Master Fund by the Portfolio Fund or the lead investor of a Co-Investment as of each quarter-end, determined by the Underlying Investment in accordance with its own valuation policies.
FASB ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:
Level 1
Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access;

10

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements (continued)
March 31, 2025

Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Master Fund commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund’s life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Master Fund generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.
Assumptions used by the Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Fund’s results of operations and financial condition.
The following table presents the investments carried on the Consolidated Statement of Assets, Liabilities and Partners’ Capital — Net Assets by level within the valuation hierarchy as of March 31, 2025.
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Large-cap Buyout	$—	$—	$6,314,000	$97,289,329	$103,603,329
Small and Mid-cap Buyout	—	—	18,825,817	210,653,018	229,478,835
Special Situations	—	—	—	21,875,656	21,875,656
Venture Capital	—	—	—	43,718,058	43,718,058
Money Market Fund	1,870,998	—	—	—	1,870,998
Total	$1,870,998	$—	$25,139,817	$373,536,061	$400,546,876
Significant Unobservable Inputs
As of March 31, 2025, the Master Fund had investments valued at $400,546,876. The fair value of investments valued at $373,536,061 in the Master Fund’s Consolidated Schedule of Investments have been valued at the unadjusted NAV reported by the managers of the investments.
The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of March 31, 2025.
			Unobservable Inputs
Investments	Fair Value 3/31/25	Valuation Methodologies	Variable	Value/Range	Weighted Average(1)
Large-cap Buyout	$6,314,000	Market Comparables	LTM EBITDA NTM EBITDA	21.5x20.0x	N/A
Small and Mid-cap Buyout	16,377,817	Market Comparables	LTM EBITDA	13.3 – 17.5x	14.4x
Small and Mid-cap Buyout	2,448,000	Market Comparables	NTM EBITDA	24.5x	24.5x
Total	$25,139,817

11

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements (continued)
March 31, 2025

(1)
Inputs weighted based on fair value of investments in range.

During the year ended March 31, 2025, purchases of and sales from Level 3 investments were as follows:
Purchases	Sales
$250,773	$—
During the year ended March 31, 2025, unrealized appreciation and realized gains from Level 3 investments were $698,025 and $0, respectively.
The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the year ended March 31, 2025.
The estimated remaining life of the Master Fund’s Portfolio Funds as of March 31, 2025 is one to ten years, with the possibility of extensions by each of the Underlying Investments.
D.   Cash and Cash Equivalents
Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Master Fund’s custodian.
Cash and cash equivalents can include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2025, the Master Fund held $1,552,748 in cash and cash equivalents on the Statement of Assets, Liabilities and Partners’ Capital — Net Assets and $1,870,998, in an overnight sweep that is deposited into a money market account.
Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations (“SIPC”) or Federal Deposit Insurance Corporation (“FDIC”) limitations.
E.   Investment Gains and Losses
The Master Fund records distributions of cash or in-kind securities from the Underlying Investments based on the information from distribution notices when distributions are received. The Master Fund recognizes within the Consolidated Statement of Operations its share of realized gains or (losses), the Master Fund’s change in net unrealized appreciation/(depreciation) and the Master Fund’s share of net investment income or (loss) based upon information received regarding distributions from managers of the Underlying Investments. The Master Fund may also recognize realized losses based upon information received from the Underlying Investment managers for write-offs taken in the underlying portfolio. Changes in unrealized appreciation/(depreciation) on investments within the Consolidated Statement of Operations includes the Master Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each Underlying Investment.
The Underlying Investments may make in-kind distributions to the Master Fund and, particularly in the event of a dissolution of an Underlying Investment, such distributions may contain securities that are not marketable. While the general policy of the Master Fund will be to liquidate such investment and distribute proceeds to Partners, under certain circumstances when deemed appropriate by the Board, a Partner may receive in-kind distributions from the Master Fund.
F.   Income Taxes
The Master Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), with a tax year end of September 30. If the Master Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Master Fund were ineligible to or otherwise unable to cure such failure, the Master Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to

12

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements (continued)
March 31, 2025

Partners, and all distributions out of earnings and profits would be taxable to Partners as ordinary income. In addition, the Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC under Subchapter M. The Master Fund intends to comply with the requirements under Subchapter M and to distribute substantially all of its taxable income and gains to Partners and to meet certain diversification and income requirements with respect to its underlying investments. As of March 31, 2025 there is no provision for federal income or excise tax within the financial statements.
Differences arise in the computation of Partners’ capital for financial reporting in accordance with GAAP and Partners’ capital for federal and state income tax reporting. These differences are primarily due to the fact that changes in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes. The cost of the Underlying Investments for federal income tax purposes is based on amounts reported to the Master Fund on Schedule K-1 from the Underlying Investments. For the tax year ended September 30, 2024, permanent book to tax reclassifications have resulted in an increase to Partners’ distributable earnings of $5,928,834 and a decrease to Partners’ Capital Paid in of $5,928,834. As of September 30, 2024, the Master Fund had a late-year ordinary loss of $6,774,146, a post-October short term capital loss of $728 and a long term post-October capital loss of $3,302,408, which is deferred until the next taxable year.
For the tax year ended September 30, 2024, the components of distributable earnings on a tax basis are as follows:
Undistributed Income	$—
Undistributed Long-Term Capital Gains	—
Net tax appreciation (depreciation)	111,296,717
Loss Carryforwards and Deferrals	(10,077,282)
Other differences	(1,152,743)
Total distributable earnings	$100,066,693
The temporary differences between the book basis and tax basis distributable earnings are primarily due to book to tax differences from partnerships.
As of March 31, 2025, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:
Gross unrealized appreciation	$134,370,283
Gross unrealized depreciation	(9,679,175)
Net unrealized appreciation	$124,691,108
Tax cost of investments	$275,855,937
The tax character of the distributions made during the year ended March 31, 2025 were as follows:
Ordinary Income	Long-Term Capital Gains	Short Term Capital Gains
$0	$1,155,572	$0
The tax character of the distributions made during the year ended March 31, 2024 were as follows:
Ordinary Income	Long-Term Capital Gains	Short Term Capital Gains
$0	$1,906,925	$0
The Master Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Master Fund is subject to examination by federal, state, local and foreign

13

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements (continued)
March 31, 2025

jurisdictions, where applicable. As of March 31, 2025, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2022 forward (with limited exceptions). FASB ASC 740-10, Income Taxes requires the Adviser to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. The Adviser has reviewed the Master Fund’s tax positions for the current tax year and has concluded that no provision for taxes is required in the Master Fund’s financial statements for the year ended March 31, 2025. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2025, the Master Fund did not incur any interest or penalties.
The Subsidiary is a domestic limited liability company that is treated as a corporation for tax reporting and has a tax year end of September 30. The Subsidiary is subject to federal, state and local income taxes. As of March 31, 2025, the Subsidiary has recorded a total deferred tax payable of $1,627,688.
G.   Restrictions on Transfers
Interests of the Master Fund (“Interests”) are generally not transferable. No Partner may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.
H.   Fees of the Underlying Investments
Each Underlying Investment will charge its investors (including the Master Fund) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Master Fund level expenses shown on the Master Fund’s Consolidated Statement of Operations, Partners of the Master Fund will indirectly bear the fees and expenses charged by the Underlying Investments. These fees are reflected in the valuations of the Underlying Investments and are not reflected in the ratios to average net assets in the Master Fund’s Financial Highlights.
I.   Master Fund Expenses
The Master Fund bears all expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Advisory Fees (as defined herein); investment related expenses; legal fees; administration; auditing; tax preparation fees; custodial fees; cost of insurance; registration expenses; Directors’ fees (as defined herein); and expenses of meetings of the Board.
J.   Organizational and Offering Costs
Organization and offering costs are costs incidental to the organization, issuing and marketing of interests in a partnership and are non-recurring in nature. The Master Fund shall bear its organizational expenses, and expenses relating to the offering and sale of interests only to the extent such expenses when aggregated with those of the Master Fund’s feeder funds exceed $400,000, as the initial $400,000 shall be borne by the Registered Investment Adviser. In addition, if such aggregated expenses exceed $1,000,000, the excess amount over $1,000,000 shall be borne by the Registered Investment Adviser. For the year ended March 31, 2025, the Master Fund has incurred no organizational and offering costs.
K.   Foreign Currency Translation
The Master Fund has foreign investments which require the Master Fund to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar equivalent using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.
Contributed capital to and distributions received from these foreign Portfolio Funds are translated into the U.S. dollar equivalent using exchange rates on the date of the transaction.

14

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements (continued)
March 31, 2025

Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Consolidated Statement of Operations. The Master Fund does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.
L.   Recent Accounting Pronouncements
In November of 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 does not change how public entities identify their operating segments, aggregate those operating segments, or apply the quantitative thresholds to determine their reportable segments. However, it does clarify that all segment disclosures are applicable, even for entities that have a single reportable segment. This update is effective for fiscal years beginning after December 15, 2024, and early adoption is permitted. The Master Fund adopted this guidance during the year and the adoption of the new standard impacted financial statement disclosures only and did not affect the Master Fund’s financial position or the results of its operations.
M.   Segment Reporting
An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. NBIA acts as the Master Fund’s CODM. The Master Fund represents a single operating segment, as the CODM monitors the operating results of the Master Fund as a whole and the Master Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its governing documents. The financial information in the form of the Master Fund’s investments as well as the information contained with the Master Fund’s Consolidated Financial Highlights which are used by the CODM to assess the segment’s performance versus the Master Fund’s comparative benchmarks and to make resource allocation decisions for the Master Fund’s single segment, is consistent with that presented within the Master Fund’s financial statements. The Consolidated Statement of Assets, Liabilities and Partners’ Capital — Net Assets and the Consolidated Statement of Operations are reflective of the Master Fund’s segment assets and expenses, respectively.
3.   Advisory Fee, Administration Service Fee and Related Party Transactions
The Registered Investment Adviser provides investment advisory services to the Master Fund and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds. Further, the Registered Investment Adviser provides certain management and administrative services to the Feeder Funds, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Master Fund pays the Registered Investment Adviser an investment advisory fee (the “Advisory Fee”) quarterly in arrears based on an annual rate of 0.80% following the Master Fund’s commencement of operations through the end of year eight; and then 0.15% for the remaining life of the Master Fund, in each case based on the Master Fund’s invested capital. For the year ended March 31, 2025, the Master Fund incurred Advisory Fees totaling $2,603,997.
Pursuant to an Administrative and Accounting Services Agreement, the Master Fund retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, custodial, accounting, tax preparation and investor services to the Master Fund. In consideration for these services, the Master Fund pays the Administrator a tiered fee between 0.01% and 0.02%, based on the first day of each calendar quarter’s net assets, subject to a minimum quarterly fee. In accordance with the service level agreement additional fees may be charged for out of scope services and quarterly filings made on behalf of the Master Fund. For the year ended March 31, 2025, the Master Fund incurred administration service fees totaling $264,925.

15

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements (continued)
March 31, 2025

The Board consists of six directors (the “Directors”), of which five are not “interested persons” of the Master Fund as defined by Section 2(a)(19) of the Investment Company Act. Compensation to the Board is paid and expensed by the Master Fund on a quarterly basis. The Directors are also reimbursed for out of pocket expenses in connection with providing their services to the Master Fund. For the year ended March 31, 2025, the Master Fund incurred $166,663 in Directors’ fees.
4.   Capital Commitments from Partners
At March 31, 2025 and 2024, capital commitments from Partners totaled $376,959,339. Capital contributions received by the Master Fund with regard to satisfying Partner commitments totaled $301,567,472 and $288,373,895, which represents approximately 80.0% and 76.5% of committed capital at March 31, 2025 and 2024, respectively.
Capital contributions will be credited to Partners’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of commitments. During the years ended March 31, 2025 and 2024, the Master Fund issued 9,707.21 and 18,068.09 units, respectively.
The net profits or net losses of the Master Fund are allocated to Partners in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that allocations are based on Partners’ percentage interests, as defined in the Master Fund’s LP Agreement.
Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Partners at such times and in such amounts as determined by the Board of Directors in its sole discretion and in accordance with Partners’ respective percentage interests, as defined in the LP Agreement. As of March 31, 2025, the Master Fund had distributed $5,155,433 to Partners. Distributions from the Master Fund are made in the following priority:
(a)
First, to Partners of the Master Fund until they have received a 125% return of all drawn capital commitments; and

(b)
Then, 7% to the Special Limited Partner (as defined in Note 1), if the Master Fund reaches an allocation of at least 40% of its total capital commitments entered into with respect to Portfolio Funds and Co-Investments (“Underlying Commitments”) to Secondary Investments and Co-Investments combined; 6.75% if the Master Fund’s allocation to Secondary Investments and Co-Investments is at least 35% but less than 40% of Underlying Commitments; and 6.5% if the allocation is below 35% of Underlying Commitments. The Special Limited Partner will not collect any of the incentive carried interest that it may have earned until after the fourth anniversary of the final closing.

Incentive carried interest is accrued based on the NAV of the Feeder Funds at each quarter-end as an allocation of profits, to the extent there is an amount to be accrued. The Consolidated Statement of Changes in Partners’ Capital — Net Assets discloses the amount payable and paid to the Special Limited Partner in the period in which it occurs. At March 31, 2025, the accrued and unpaid incentive carried interest was $1,563,169.
5.   Capital Commitments of the Master Fund to Investments
As of March 31, 2025, the Master Fund had total capital commitments of $362,474,191 to the investments with remaining unfunded commitments to the investments totaling $49,449,215 as listed below:

16

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements (continued)
March 31, 2025

Assets:	Unfunded Commitment
Large-cap Buyout	11,183,514
Small and Mid-cap Buyout	27,694,423
Special Situations	2,625,931
Venture Capital	7,945,347
Total	$49,449,215
6.   Description of the Investments
Due to the nature of the Underlying Investments, the Master Fund generally cannot liquidate its positions in the investments except through distributions from the Underlying Investments, which are made at the discretion of the Portfolio Funds or sponsor of the Co-Investment. The Master Fund has no right to demand repayment of its investment in the Portfolio Funds or Co-Investments.
7.   Line of Credit
The Master Fund entered into a revolving line of credit agreement (the “Credit Agreement”) with Bank OZK, dated July 1, 2020, as amended on June 30, 2023, under which the Master Fund can borrow an aggregate principal amount of $25,000,000 for the temporary financing of investments and payment of expenses under the specified terms. The line of credit is secured by the Master Fund’s unfunded Partners’ capital commitments. The Credit Agreement has a maturity date of June 30, 2025.
As of March 31, 2025, there was $3,500,000 outstanding principal owed to the bank by the Master Fund. Interest is charged on the outstanding principal amount at a rate per annum that is the aggregate of the applicable margin and Secured Overnight Financing Rate (“SOFR”). Additionally, a commitment fee is charged on the daily unused portion. During the year ended March 31, 2025, the Master Fund had an average outstanding principal of $6,921,918, with an average interest rate of 7.3%. During the year, the Master Fund incurred $555,078 of interest expense, as presented in the Consolidated Statement of Operations. In relation to entering the Credit Agreement, the Master Fund incurred origination fees and other legal costs (“Financing Costs”). These Financing Costs will be amortized over the term of the loan. For the year ended March 31, 2025, the Master Fund expensed $50,058 of Financing Costs as shown in the Consolidated Statement of Operations.
8.   Indemnifications
In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.
Many of the Portfolio Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Master Fund. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.
9.   Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk
Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Master Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions

17

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements (continued)
March 31, 2025

and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Master Fund may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Master Fund will be able to realize the value of such investments in a timely manner if at all.
The Master Fund believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.
If the Master Fund defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Underlying Investment. This may impair the ability of the Master Fund to pursue its investment program, force the Master Fund to borrow or otherwise impair the value of the Master Fund’s investments (including the complete devaluation of the Master Fund). In addition, defaults by Partners on their commitments to the Master Fund, may cause the Master Fund to, in turn, default on its commitment to a Underlying Investment. In this case, the Master Fund, and especially the non-defaulting Partners, will bear the penalties of such default as outlined above. While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.
10.   Subsequent Events
The Master Fund has evaluated all events subsequent to March 31, 2025, through the date these financial statements were available to be issued and has determined that there were no subsequent events that require disclosure.

18

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111
Report of Independent Registered Public Accounting Firm
To the Partners and Board of Directors
NB Crossroads Private Markets Fund VI Holdings LP:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets, liabilities and partners’ capital — net assets of NB Crossroads Private Markets Fund VI Holdings LP and subsidiary (the Partnership), including the consolidated schedule of investments, as of March 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in partners’ capital — net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Partnership as of March 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Partnership in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2025, by correspondence with underlying fund managers and portfolio companies or by other appropriate auditing procedures where replies from underlying fund managers and portfolio companies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor for one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.
Boston, Massachusetts
May 29, 2025

19

NB Crossroads Private Markets Fund VI Holdings LP
Investment Program
March 31, 2025 (Unaudited)

Investment Objective and Process
The investment objective of NB Crossroads Private Markets Fund VI Holdings LP (the “Master Fund”) is to provide attractive risk-adjusted returns to investors (“Investors”). The Master Fund seeks to achieve its investment objective principally by making primary investments (each, a “Primary Investment”) in a portfolio of newly formed, third party private equity funds (“Portfolio Funds”) managed by various experienced unaffiliated asset managers that generally have an established track record. The Master Fund will also opportunistically invest in “secondary investments” in Portfolio Funds acquired in privately negotiated transactions from investors in these Portfolio Funds typically after the end of the Portfolio Fund’s fundraising period (each, a “Secondary Investment”) and invest directly in equity or debt securities of portfolio companies alongside Portfolio Funds and other private equity firms (each, a “Co-Investment”). Neuberger Berman Investment Advisers LLC (the “Investment Adviser”) believes the coupling of Secondary Investments and Co-Investment activities with Primary Investments should enhance and accelerate investment returns and offers Investors an opportunity to gain exposure to a broad range of private equity investment opportunities in the United States, Europe, Asia and emerging markets around the world.
Each of NB Crossroads Private Markets Fund VI LP and NB Crossroads Private Markets Fund VI Advisory LP (each, a “Feeder Fund”) invests all or substantially all of its assets in the Master Fund. The Master Fund has the same investment objective, investment policies and restrictions as those of the Feeder Funds. This form of investment structure is commonly known as a “master/feeder” structure.
Each of the Feeder Funds and the Master Fund is a non-diversified fund under the Investment Company Act of 1940, as amended. However, the Master Fund generally will not commit more than 25% of the value of total capital commitments (“Commitment”) by Investors (measured at the time of the Commitment) in a single Portfolio Fund.
The Investment Adviser serves as investment adviser of the Master Fund. The Investment Adviser has engaged NB Alternatives Advisers LLC (the “Sub-Adviser” and, together with the Investment Adviser, the “Adviser”) to make investment decisions on behalf of the Master Fund. The Investment Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of Neuberger Berman Group LLC. None of the Master Fund, the Feeder Funds or the Adviser guarantees any level of return or risk on investments and there can be no assurance that the Master Fund’s investment objective will be achieved.
Principal Risk Factors
Information on the risk factors associated with investments in the Master Fund is incorporated herein by reference from the section entitled “Investment Program — Principal Risk Factors” in NB Crossroads Private Markets Fund VI LP’s annual report to shareholders for the fiscal year ended March 31, 2025, as filed with the Securities and Exchange Commission (File No. 811-23365) (the “Client Feeder Annual Report”).

20

NB Crossroads Private Markets Fund VI Holdings LP
Supplemental Information
March 31, 2025 (Unaudited)

Proxy Voting and Portfolio Holdings
A description of the Master Fund’s policies and procedures used to determine how to vote proxies relating to the Master Fund’s portfolio securities, as well as information regarding proxy votes cast by the Master Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Master Fund at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Master Fund did not receive any proxy solicitations during the year ended March 31, 2025.
The Master Fund files a complete schedule of portfolio holdings on Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Master Fund’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

21

NB Crossroads Private Markets Fund VI Holdings LP
Board of Directors of the Master Fund
March 31, 2025 (Unaudited)

Information pertaining to the Directors of the Master Fund is set forth below.
Name, Position(s) Held, Address, and Year of Birth	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director During Past 5 Years
Disinterested Directors
Virginia G. Breen, Director 1290 Avenue of the Americas New York, NY 10104 (1964)	Term Indefinite — Since Inception	Private investor and board member of certain entities (as listed herein)	19
Trustee/Director of UBS Registered Fund Complex (41 funds); Director of Calamos Fund Complex (58 funds); Director of Paylocity Holding Corp.; Former Director of JLL Income Property Trust, Inc. (2004 — 06/23); Former Director of Tech and Energy Transition Corporation (2021 — 03/23).

Alan Brott, Director 1290 Avenue of the Americas New York, NY 10104 (1942)	Term Indefinite — Since Inception	Consultant (since 1991 – 2018)	19
Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Director of Stone Harbor Investment Funds (8 funds) (2007 – 2022); Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Victor F. Imbimbo, Jr., Director 1290 Avenue of the Americas New York, NY 10104 (1952)	Term Indefinite — Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market (since 2008).	19	Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).
Thomas F. McDevitt, Director 1290 Avenue of the Americas New York, NY 10104 (1956)	Term Indefinite — Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (since 2002).	19	Former Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).
Thomas G. Yellin, Director 1290 Avenue of the Americas New York, NY 10104 (1954)	Term Indefinite — Since Inception	President of The Documentary Group (since 2006).	19
Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Interested Director
James D. Bowden**, Director 1290 Avenue of the Americas New York, NY 10104 (1953)	Term Indefinite — Since April 2023	Managing Director, NBAA (2015 – 2023)	19	None.

*
The “Fund Complex” consists of NB Private Markets Fund III (Master) LLC, NB Private Markets Fund III (TI) LLC, NB Private Markets Fund III (TE) LLC, NB Crossroads Private Markets Fund IV (TI) — Client LLC, NB Crossroads Private Markets Fund IV (TE) — Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VII Holdings LP, NB Crossroads Private Markets Fund VII LP, NB Crossroads Private Markets Fund VII Advisory LP, NB Private Markets Access Fund LLC, and NB Asset-Based Credit Fund.

**
Mr. Bowden is deemed to be an “interested person” (as defined in the Investment Company Act) of the Partnership because of his prior position at NBAA. Mr. Bowden does not serve on the Board’s Audit or Nominating Committees.

22

NB Crossroads Private Markets Fund VI Holdings LP
Officers of the Master Fund
March 31, 2025 (Unaudited)

Information pertaining to the Officers of the Master Fund is set forth below.
Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Directors
Peter von Lehe (1968)	President	Term — Indefinite; Length — since 2023	Head of Investments Solutions and Strategy, Managing Director, NBAA, since 2006.
Mark Bonner (1977)	Treasurer	Term — Indefinite; Length — since inception
Managing Director, Neuberger Berman, since 2024, and Director of Private Equity Finance, NBAA, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006 – 2015).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman, since 2007.
Sarah Doane (1989)	Assistant Treasurer	Term — Indefinite; Length — since 2020	Senior Vice President, Neuberger Berman, since 2024, and Director of Private Equity Finance, NBAA, since 2016.
Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002); Interim Chief Compliance Officer since 2024	Term — Indefinite; Length — since inception	Co-General Counsel of Asset Management, NBIA, since 2025, and Managing Director, NBIA, since 2017. Formerly General Counsel — Mutual Funds (2016 to 2025).
Sheila James (1965)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman, since 2023. Formerly, Vice President, Neuberger Berman (2008 – 2023).
Maura Reilly Kennedy (1978)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2018. Formerly Principal, NBAA (2014 – 2018).
Brian Kerrane (1969)	Vice President	Term — Indefinite; Length — since inception	Managing Director, Neuberger Berman, since 2013; Chief Operating Officer — Mutual Funds and Managing Director, NBIA, since 2015.
Josephine Marone (1963)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Paralegal, Neuberger Berman, since 2007.

23

NB Crossroads Private Markets Fund VI Holdings LP
Officers of the Master Fund (continued)
March 31, 2025 (Unaudited)

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
David Morse (1961)	Vice President and Principal Executive Officer (for purposes of the Sarbanes-Oxley Act of 2002)	Term — Indefinite; Length — since 2024	Global Co-Head of Private Equity Co-Investments, Managing Director, NBAA, since 2003.
Michael Smith (1984)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2022. Formerly Principal, NBAA (2018 – 2022).

*
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for Mark Bonner, Sarah Doane and Michael Smith, whose business address is 53 State Street, 13th Floor, Boston, MA 02109.

All officers of the Master Fund are employees and/or officers of the Registered Investment Adviser. Officers of the Master Fund are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in this report is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in the Master Fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

24

(b) Not applicable to the Registrant.

Item 2. Code of Ethics.

The Registrant (or the “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the Code of Ethics is incorporated by reference to NB Private Markets Access Fund LLC's Form N-CSR, Investment Company Act file number 811-23591 (filed May 23, 2025). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board of Directors (the “Board”) of the Registrant has determined that Alan Brott possesses the technical attributes to qualify as the audit committee's financial expert and is an "independent" Director pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

KPMG, LLP serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and security counts required under Rule 17f-2 of the Investment Company Act of 1940 (the "1940 Act") for the fiscal years ended March 31, 2024 and March 31, 2025 were $20,300 and $22,115, respectively.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last two fiscal years.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the last two fiscal years.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last two fiscal years.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) None of the services described in paragraphs (b)-(d) above were approved by the Registrant’s audit committee pursuant to the “de minimis exception” in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to:

(i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2024 and March 31, 2025, were $0 and $0, respectfully.

The amount of non-audit fees that were billed by the Registrant’s accountant for services rendered to: (i) the Registrant, and (ii) the Registrant’s investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2025, were $0.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to partners filed under Item 1 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Subject to the Board’s oversight, the Registrant has delegated responsibility to vote proxies related to the securities held in the Fund’s portfolio to its Investment Adviser, Neuberger Berman Investment Advisers LLC (“NBIA”). Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its members. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines. In instances where a material conflict has been determined to exist, NBIA will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB investment professional.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information on how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Registrant toll-free at 866-637-2587 or by accessing the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2025:

Neuberger Berman Private Equity’s investment team is responsible for the day-to-day management of the Fund and, along with other members of NB Private Equity, serves as the day-to-day interface with the members of the Investment Committee, which serve as the Fund’s Portfolio Fund Managers. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments:

Kent Chen, CFA, is a Managing Director of Neuberger Berman and leader of the firm’s private equity efforts in the Asia Pacific region. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Mr. Chen joined Neuberger Berman in May 2015 from the Hong Kong Monetary Authority (HKMA) after 17 years of central banking career in various positions including Deputy Chief Representative of the HKMA’s New York Office and Advisor to the Executive Director for China at the International Monetary Fund in Washington D.C. From 2008, Mr. Chen helped to establish the HKMA’s private equity program, comprising of global buyout, Asia private equity and global energy investments. Before joining the HKMA in 1998, Mr. Chen was Head of China Research at Daiwa Securities in Hong Kong covering the Chinese stocks market with a focus on infrastructure, energy and power equipment stocks. Mr. Chen has been awarded the Chartered Financial Analyst designation and earned a MPA from Columbia University, MBA from University of Hull and BS in Economics from University of London.

Paul Daggett, CFA is a Managing Director of Neuberger Berman and a senior member of the firm's Private Investment Portfolios and Co-Investments team. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Prior to joining Neuberger Berman in 2004, Mr. Daggett worked in the European Equity Derivatives Group at JPMorgan Chase & Co. He holds an MBA from the Cox School of Business at Southern Methodist University and a BEng, with honors, in Aeronautical Engineering from the University of Bristol. Mr. Daggett is a Fellow of the Institute of Chartered Accountants in England and Wales (FCA) and holds the Chartered Financial Analyst designation.

Michael Kramer is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment, Credit Opportunities, and Marquee Brands Investment Committees as well as a member of the Board of Directors for Marquee Brands. Before joining Neuberger Berman in 2006, Mr. Kramer was a vice president at The Cypress Group, a private equity firm with $3.5 billion under management. Prior thereto, he worked as an analyst at PaineWebber Incorporated. Mr. Kramer holds an MBA from Harvard Business School and a BA, cum laude, from Harvard College.

David Morse is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, and Private Debt Investment Committee. Mr. Morse joined Lehman Brothers in 2003 as a Managing Director and principal in the Merchant Banking Group where he helped raise and invest Lehman Brothers Merchant Banking Partners III L.P. Prior to joining Lehman Brothers, Mr. Morse was a founding Partner of Hampshire Equity Partners (and its predecessor entities). Founded in 1993, Hampshire is a middle-market private equity and corporate restructuring firm with $825 million of committed capital over three private equity funds. Prior to Hampshire, Mr. Morse worked in GE Capital’s Corporate Finance Group providing one-stop financings to middle-market buyouts. Mr. Morse began his career in 1984 in Chemical Bank’s middle-market lending group. Mr. Morse holds an MBA from the Tuck School of Business at Dartmouth College and a BA in Economics from Hamilton College. Mr. Morse is a former member of the MBA Advisory Board of the Tuck School and of the Alumni Council of Hamilton College, and is a current member of the Board of Trustees of the Berkshire School.

Joana Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Private Investment Portfolio and Co-Investment, and Strategic Capital Investment Committees. She is also a member of Neuberger Berman’s ESG Advisory Committee. Ms. Rocha Scaff has over 20 years of experience in financial markets, the majority of which in private equity investing and prior to that in investment banking. She has been with the firm since 2005. Prior to NB Private Equity, Ms. Rocha Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment Bank. She advised on corporate transactions including M&A, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Rocha Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Rocha Scaff is the current Chair of the LP Committee of the BVCA – British Private Equity Association and a member of the Limited Partner Advisory Committee of multiple European private equity funds.

Jonathan D. Shofet is the Global Head of the firm’s Private Investment Portfolios and Co-Investments group and is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment Investment Committees. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet has been, or currently sits, on the Limited Partner Advisory Boards of a number of funds including those managed by Amulet Capital, Beacon Capital Partners, Castlelake, Cerberus Institutional Partners, Clearlake Capital, ComVest Investment Partners, DFW Capital, Oak Hill Capital Partners, Platinum Equity, Thomas H. Lee Partners and Vector Capital Partners. He has also been a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien Smith is a Managing Director of Neuberger Berman and Senior Advisor of the Neuberger Berman Private Equity Division. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Private Debt Investment Committee. Brien is also a member of Neuberger Berman’s Operating Committee, the firm’s Investment Risk and Operational Risk Committees and was also formerly Chief Operating Officer of the Neuberger Berman Private Equity Division. Prior to joining Neuberger Berman in 2001, he worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. He began his career at Arthur Andersen & Co. Brien is a life member of the Red McCombs School of Business Advisory Council at the University of Texas at Austin. He also currently serves on the board of the Texas Exes Alumni Association and chairs its Investment Committee. He serves and has served on a number of other boards of directors. He received a Master’s in Professional Accounting and a BBA from the University of Texas at Austin.

David Stonberg is a Managing Director of Neuberger Berman and the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Renaissance, Secondary, Real Estate Secondary and Strategic Capital Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg holds an MBA from the Stern School of New York University and a BSE. from the Wharton School of the University of Pennsylvania.

Elizabeth Traxler is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-investment Investment Committee, as well as the Secondary Investment Committee. Prior to joining Neuberger Berman in 2008, Ms. Traxler was at Wachovia Capital Partners (now known as Pamlico Capital), where she focused on making direct growth equity and buyout investments across a broad range of industries. Ms. Traxler also worked at Wachovia Securities in the Leveraged Capital Group, which provided senior and mezzanine debt for private equity-backed transactions. She is currently a Board Observer for several private companies and Advisory Board member for a number of private equity funds. Ms. Traxler received an MBA from the Kellogg School of Management at Northwestern University and a BA, cum laude, in Economics from Vanderbilt University.

Anthony Tutrone is the Global Head of NB Alternatives and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Anthony is also a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to Neuberger Berman, from 1994 to 2001, Anthony was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts that managed approximately $3.5 billion of commitments. Anthony began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Anthony earned an MBA from Harvard Business School and a BA in Economics from Columbia University.

Peter von Lehe, JD, is the Head of Investment Solutions and Strategy and is a Managing Director of Neuberger Berman. He is also a member of the Private Investment Portfolios and Co-investment Investment Committee, as well as the Athyrium, Marquee Brands and Renaissance Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. At Swiss Re, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a BS with Honors in Economics from the University of Iowa and a JD with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

Jacquelyn Wang is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Ms. Wang joined Neuberger Berman in 2007, focusing on direct Co-investments, Primary Investments and Secondary Investments. Prior to joining Neuberger Berman, Ms. Wang worked in Corporate Development at Verizon Communications focused on corporate M&A. Previously, Ms. Wang worked at Spectrum Equity Investors, where she was responsible for sourcing, executing and evaluating buyout and growth equity investments in media, technology and telecom. Ms. Wang began her career in the investment banking division of Lehman Brothers advising on corporate transactions in the communications and media industries. Ms. Wang received an MBA from The Wharton School of the University of Pennsylvania and a BA with honors from The Johns Hopkins University.

Patricia Miller Zollar is a Managing Director of Neuberger Berman and a leader of the firm’s Private Investment Portfolios practice. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Additionally, Ms. Zollar sits on the limited partner advisory boards of a number of funds. Before rejoining Neuberger Berman in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs. Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her BS, with highest distinction, from North Carolina A&T State University, where she is Chairperson Emeritus of the Board of Trustees and the recipient of an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council, the Harvard Business School Alumni Board and was a former member of the executive board of the National Association of Investment Companies. She serves as Vice Chairman of The Apollo Theater and a member of the Investment Committee of the Robert Wood Johnson Foundation’s Board of Trustees.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2025:

The following tables set forth information about funds and accounts other than the Registrant for which a member of the Portfolio Management Team is primarily responsible for the day-to-day portfolio management as of March 31, 2025, unless indicated otherwise. Please note that registered investment companies in a “master-feeder” structure are counted as one investment company for purposes for determining the number of accounts managed.

Kent Chen

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Paul Daggett

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Michael Kramer

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

David Morse

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	38	$30,839,362,495	139	$61,776,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,743,457,192	38	$30,839,362,495	139	$61,776,582,803

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Brien Smith

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	42	$37,099,797,995	140	$61,851,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,743,457,192	42	$37,099,797,995	140	$61,851,582,803

Elizabeth Traxler

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	38	$30,839,362,495	139	$61,776,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,743,457,192	38	$30,839,362,495	139	$61,776,582,803

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	42	$37,099,797,995	140	$61,851,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,743,457,192	42	$37,099,797,995	140	$61,851,582,803

Peter J. von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Jacquelyn Wang

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Patricia Miller Zollar

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has policies that seek to allocate opportunities on a fair and equitable basis, taking into consideration the investment objectives and strategies and any legal, tax or regulatory considerations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2025:

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for the Fund’s Portfolio Management Team consists of a fixed base salary and annual discretionary, performance-based bonus, which is a variable portion of total compensation. Members of the investment team also participate in the allocation of carried interest from funds managed by the investment team that charge carried interest. Compensation is paid from a portfolio management team compensation pool made available to the portfolio management team with which the investment professional is associated. The size of the team compensation pool is determined based on a number of factors including the revenue that is generated by that particular portfolio management team, less certain adjustments. The percentage allocated to individual team participants is based on a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.

The terms of our long-term retention incentives are as follows:

●	Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participated in Neuberger Berman’s equity ownership structure, which was launched as part of the firm’s management buyout in 2009 and designed to incentivize and retain key personnel. We currently offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

●	Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

●	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases non-compete restrictions.

(a)(4) Disclosure of Securities Ownership.

As of March 31, 2025, no Portfolio Management Team member owned any interest in the Registrant.

(b) Not applicable.

Item 14. Purchase of Equity Securities By Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which partners may recommend nominees to the Board.

Item 16. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the “1940 Act” were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended March 31, 2025.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended March 31, 2025.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to NB Private Markets Access Fund LLC's Form N-CSR, Investment Company Act file number 811-23591 (filed May 23, 2025).

(a)(2)	Not applicable.

(a)(3)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act is furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NB Crossroads Private Markets Fund VI LP

By:	/s/ David Morse
David Morse
Vice President

Date: June 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David Morse
David Morse
Vice President
(Principal Executive Officer)

Date: June 6, 2025

By:	/s/ Mark Bonner
Mark Bonner
Treasurer
(Principal Financial Officer)

Date: June 6, 2025